                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                                 THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Under Rule 14a-12

                                EMRISE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name(s) of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)   Title of each class of securities to which transaction applies:
           _____________________________________________________________________

     (2)   Aggregate number of securities to which transaction applies:
           _____________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
           _____________________________________________________________________

     (4)   Proposed maximum aggregate value of transaction:
           _____________________________________________________________________

     (5)   Total fee paid:
           _____________________________________________________________________

[ ] Fee paid previously with preliminary materials: ____________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:
           _____________________________________________________________________

     (2)   Form, Schedule or Registration Statement No.:
           _____________________________________________________________________

     (3)   Filing Party:
           _____________________________________________________________________

     (4)   Date Filed:
           _____________________________________________________________________

                               EMRISE CORPORATION
                          9485 HAVEN AVENUE, SUITE 100
                       RANCHO CUCAMONGA, CALIFORNIA 91730

                                September 16, 2004

Dear Stockholders:

         You are cordially invited to attend the Emrise Corporation (formerly MicroTel International Inc.) 2004 annual meeting of stockholders that will be held on October 19, 2004 at 10:00 a.m. local time, at our headquarters located at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730. All holders of our outstanding common stock as of the close of business on September 10, 2004 are entitled to vote at the 2004 annual meeting.

         Enclosed are a copy of the notice of annual meeting of stockholders, a proxy statement, a proxy card and our latest annual report. A current report on our business operations and future plans will be presented at the meeting, and stockholders will have an opportunity to ask questions. We plan to broadcast this stockholders' meeting live.

         We hope you will be able to attend the 2004 annual meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the 2004 annual meeting.

                                        Sincerely,

                                        /s/ Randolph D. Foote

                                        Randolph D. Foote,
                                        Secretary

                              EMRISE CORPORATION
                          9485 HAVEN AVENUE, SUITE 100
                       RANCHO CUCAMONGA, CALIFORNIA 91730
                             ----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 19, 2004
                             ----------------------

         NOTICE IS HEREBY GIVEN that the 2004 annual meeting of stockholders of Emrise Corporation, a Delaware corporation, will be held at our headquarters located at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California, on October 19, 2004 at 10:00 a.m., local time, for the following purposes:

         1. To elect Laurence P. Finnegan, Jr. as a Class II director to serve a three-year term.

         2. To consider and vote upon a proposal to amend our certificate of incorporation in order to increase our authorized common stock from 50,000,000 shares to 150,000,000 shares and make clarifying changes.

         3. To consider and vote upon a proposal to amend our certificate of incorporation in order to clarify the mechanics of our classified board.

         4. To consider and vote upon a proposal to amend and restate our certificate of incorporation in order to modernize and conform our certificate of incorporation to current Delaware corporate law and practices.

         5. To consider and vote upon a proposal to ratify the amendment and restatement of our bylaws.

         6. To consider and vote upon a proposal to ratify the selection of our independent public accountants to audit our consolidated financial statements for 2004.

         7. To transact such other business as may properly come before the meeting or any adjournments and postponements thereof.

         Our board of directors has fixed the close of business on September 10, 2004 as the record date for determining those stockholders who will be entitled to notice of and to vote at the meeting. Only holders of our common stock at the close of business on the record date are entitled to vote at the meeting. Stockholders whose shares are held in the name of a broker or other nominee and who desire to vote in person at the meeting should bring with them a legal proxy.

                                             By Order of the Board of Directors,

                                             /s/ Randolph D. Foote

                                             Randolph D. Foote, Secretary

Rancho Cucamonga, California
September 16, 2004

                             YOUR VOTE IS IMPORTANT

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. Returning a signed proxy card will help us secure a quorum and avoid the expense of additional proxy solicitation. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the attached proxy statement.

                            TABLE OF CONTENTS
                                                                            Page
                                                                            ----

VOTING AND PROXY...............................................................1

DIRECTORS, DIRECTOR NOMINEE AND EXECUTIVE OFFICERS.............................3

EXECUTIVE COMPENSATION AND RELATED INFORMATION.................................5

INFORMATION ABOUT OUR BOARD OF DIRECTORS, BOARD COMMITTEES
    AND RELATED MATTERS.......................................................11

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT................19

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................................21

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.......................21

PROPOSAL 1 - ELECTION OF CLASS II DIRECTOR....................................22

PROPOSAL 2 - APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
    IN ORDER TO INCREASE OUR AUTHORIZED COMMON STOCK FROM 50,000,000
    SHARES TO 150,000,000 SHARES AND MAKE CLARIFYING CHANGES..................23

PROPOSAL 3 - APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
    IN ORDER TO CLARIFY THE MECHANICS OF OUR CLASSIFIED BOARD.................25

PROPOSAL 4 - APPROVAL OF AMENDMENT AND RESTATEMENT OF CERTIFICATE OF
    INCORPORATION IN ORDER TO MODERNIZE AND CONFORM OUR CERTIFICATE OF
    INCORPORATION TO CURRENT DELAWARE CORPORATE LAW AND PRACTICES.............26

PROPOSAL 5 - RATIFICATION OF AMENDMENT AND RESTATEMENT OF BYLAWS..............28

PROPOSAL 6 - RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS......31

OTHER MATTERS.................................................................32

STOCKHOLDER PROPOSALS.........................................................32

AVAILABLE INFORMATION.........................................................32

ANNUAL REPORT.................................................................33

APPENDIX A - AMENDED AND RESTATED AUDIT COMMITTEE CHARTER....................A-1

APPENDIX B - COMPENSATION COMMITTEE CHARTER..................................B-1

APPENDIX C - NOMINATING COMMITTEE CHARTER....................................C-1

APPENDIX D - AMENDED AND RESTATED CERTIFICATE OF INCORPORATION...............D-1

APPENDIX E - ARTICLE FOURTH OF EXISTING CERTIFICATE OF INCORPORATION.........E-1

APPENDIX F - ARTICLE EIGHTH OF EXISTING CERTIFICATE OF INCORPORATION.........F-1

APPENDIX G - AMENDED AND RESTATED BYLAWS.....................................G-1

                               EMRISE CORPORATION
                          9485 HAVEN AVENUE, SUITE 100
                       RANCHO CUCAMONGA, CALIFORNIA 91730
                               ------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 19, 2004
                               ------------------

                                VOTING AND PROXY

         We are furnishing this proxy statement in connection with the solicitation of proxies by our board of directors for use at the 2004 annual meeting of stockholders to be held at 10:00 a.m. local time on October 19, 2004, at our offices at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730, and at any and all adjournments and postponements of the meeting. This proxy statement and the accompanying notice of annual meeting and proxy card are first being mailed to stockholders on or about September 27, 2004.

         Our annual report to stockholders is being mailed to stockholders concurrently with this proxy statement. The annual report is not to be regarded as proxy soliciting material or as a communication through which any solicitation of proxies is made. A proxy card is enclosed for your use. The shares represented by each properly executed unrevoked proxy card will be voted as directed by the stockholder with respect to the matters described in the proxy card. If no direction is made, the shares represented by each properly executed proxy card will be voted "for" each of the proposals listed on the proxy card. Any proxy given may be revoked at any time prior to its exercise by filing with our secretary an instrument revoking the proxy or by filing a duly executed proxy card bearing a later date. Any stockholder present at the meeting who has given a proxy may withdraw it and vote his or her shares in person if he or she so desires. However, a stockholder who holds shares through a broker or other nominee must bring a legal proxy to the meeting if that stockholder desires to vote at the meeting.

         At the close of business on September 10, 2004, the record date for determining the stockholders entitled to notice of and to vote at the 2004 annual meeting, we had issued and outstanding 24,695,548 shares of common stock held by 2,853 holders of record. Only holders of record of our common stock at the close of business on the record date are entitled to notice of and to vote at the annual meeting or at any adjournments and postponements of the meeting.

         Each share of our common stock issued and outstanding on the record date entitles the holder of that share to one vote at the 2004 annual meeting for all matters to be voted on at the meeting. The holders of a majority of our shares of common stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for purposes of voting on the proposals.

         Votes cast at the meeting will be tabulated by the person or persons appointed by us to act as inspectors of election for the meeting. The inspectors of election will treat shares of voting stock represented by a properly signed and returned proxy card as present at the meeting for purposes of determining a quorum, without regard to whether the proxy card is marked as casting a vote or abstaining. Likewise, the inspectors of election will treat as present for purposes of determining a quorum, shares of voting stock represented by "broker non-votes," that is, shares held in record name by brokers or nominees that are represented at the meeting but with respect to which the broker or nominee is not entitled to vote on a particular proposal.

         Directors are elected by a plurality. Therefore, for proposal 1, the election of one Class II director to our board of directors, the nominee receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on proposal 1.

         Approval of proposal 2, the amendment and restatement of our certificate of incorporation in order to increase our authorized common stock from 50,000,000 shares to 150,000,000 shares and make clarifying changes, requires the affirmative vote of the majority of our outstanding shares of common stock as of the record date.

         Approval of proposal 3, the amendment of our certificate of incorporation in order to clarify the mechanics of our classified board, requires the affirmative vote of holders of not less than 67% of the outstanding shares of our common stock as of the record date.

         Except as described in the discussion of proposal 4 below, approval of proposal 4, the amendment and restatement of our certificate of incorporation in order to modernize and conform our certificate of incorporation to current Delaware corporate law and practices, requires the affirmative vote of holders of a majority of outstanding shares of our common stock as of the record date.

         Approval of proposal 5, the ratification of the amendment and restatement of our bylaws, is not required. However, the affirmative vote of a majority of the shares of our common stock entitled to vote at and present in person or represented by proxy at the meeting will constitute stockholder ratification of the amendment and restatement of our bylaws.

         Approval of proposal 6, the ratification of the selection of our independent public accountants, is not required. However, the affirmative vote of a majority of the shares of our common stock entitled to vote at and present in person or represented by proxy at the meeting will constitute stockholder ratification of the selection.

         We will pay the expenses of soliciting proxies for the 2004 annual meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail or by telephone, or by our directors, officers and regular employees who will not be additionally compensated. We have no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but we reserve the option to do so if it appears that a quorum otherwise might not be obtained. The matters to be considered and acted upon at the 2004 annual meeting are referred to in the preceding notice and are discussed below more fully.

               DIRECTORS, DIRECTOR NOMINEE AND EXECUTIVE OFFICERS

         The names, ages and positions held by our directors, director nominee and executive officers as of September 10, 2004 and their business experience are as follows:

        NAME                        AGE               TITLES
        ----                        ---               ------

Carmine T. Oliva                    61        Chairman of the Board, President,
                                              Chief Executive Officer and
                                              Director

Graham Jefferies                    47        Executive Vice President and Chief
                                              Operating Officer of our
                                              Telecommunications Group and
                                              Managing Director of various
                                              subsidiaries

Randolph D. Foote                   55        Senior Vice President, Chief
                                              Financial Officer and
                                              Secretary

Robert B. Runyon (1)(2)             78        Director

Laurence P. Finnegan, Jr. (1)(3)    67        Director and Director Nominee

Otis W. Baskin                      59        Director
-----------
(1) Member of the compensation committee.
(2) Member of the nominating committee.
(3) Member of the audit committee.

         CARMINE T. OLIVA has been Chairman of the Board, President and Chief Executive Officer and a Class III director of Emrise since March 26, 1997 and of our subsidiary, XET Corporation, since he founded XET Corporation in 1983. Mr. Oliva has been Chairman of the Board of XCEL Corporation, Ltd. since 1985, and Chairman and Chief Executive Officer of CXR Telcom Corporation since March 1997. In 2002, Mr. Oliva obtained a French government working permit and assumed responsibility as President of our CXR Anderson Jacobson ("CXR-AJ") subsidiary. From January 1999 to January 2000, Mr. Oliva served as a director of Digital Transmission Systems Inc. (DTSX), a publicly held company based in Norcross, Georgia. From 1980 to 1983, Mr. Oliva was Senior Vice President and General Manager, ITT Asia Pacific Inc. Prior to holding that position, Mr. Oliva held a number of executive positions with ITT Corporation and its subsidiaries over an eleven-year period. Mr. Oliva attained the rank of Captain in the United States Army and is a veteran of the Vietnam War. Mr. Oliva earned a B.A. degree in Social Studies/Business from Seton Hall University and an M.B.A. degree in Business from The Ohio State University.

         GRAHAM JEFFERIES was appointed Executive Vice President and Chief Operating Officer of our Telecommunications Group on October 21, 1999. Mr. Jefferies served as Executive Vice President of Emrise from April 1999 through October 1999. Mr. Jefferies has served CXR-AJ as a director since March 1997 and as General Manager since July 2002, has served as Managing Director of Belix Power Conversions Ltd., Belix Wound Components Ltd. and Belix Company Ltd. since our acquisition of those companies in April 2000, as Managing Director of XCEL Power Systems, Ltd. since September 1996 and as Managing Director of XCEL Corporation, Ltd. since March 1992. Prior to joining us in 1992, he was Sales and Marketing Director of Jasmin Electronics PLC, a major public United Kingdom software and systems provider, from 1987 to 1992. Mr. Jefferies held a variety of project management positions at GEC Marconi from 1978 to 1987. Mr. Jefferies earned a B.S. degree in Engineering from Leicester University, and has experience in mergers and acquisitions. Mr. Jefferies is a citizen and resident of the United Kingdom.

         RANDOLPH D. FOOTE was appointed as our Senior Vice President and Chief Financial Officer on October 4, 1999 and as our Assistant Secretary on February 12, 2001. Mr. Foote has been our Secretary since September 2004 and the Vice President and Chief Financial Officer of CXR Telcom Corporation and XET Corporation since March 2000. Mr. Foote was the Corporate Controller of Unit Instruments, Inc., a publicly traded semiconductor equipment manufacturer, from October 1995 to May 1999. From March 1985 to October 1995, Mr. Foote was the Director of Tax and Financial Reporting at Optical Radiation Corporation, a publicly traded company that designed and manufactured products using advanced optical technology. Prior to 1985, Mr. Foote held positions with Western Gear Corporation and Bucyrus Erie Company, which were both publicly traded companies. Mr. Foote earned a B.S. degree in Business Management from California State Polytechnic University, Pomona and an M.B.A. degree in Tax/Business from Golden Gate University.

         ROBERT B. RUNYON has served as a Class III director since March 26, 1997 and also served as our Secretary from that date through August 2004. He has been the owner and principal of Runyon and Associates, a human resources and business advisory firm, since 1987. He has acted as Senior Vice President of Sub Hydro Dynamics Inc., a privately held marine services company based in Hilton Head, South Carolina, since September 1995. Prior to our merger with XET Corporation, Mr. Runyon served XET Corporation both as a director since August 1983 and as a consultant in the areas of strategy development and business planning, organization, human resources and administrative systems. He also consults for companies in environmental products, marine propulsion systems and architectural services sectors in these same areas. From 1970 to 1978, Mr. Runyon held various executive positions with ITT Corporation, including Vice President, Administration of ITT Grinnell, a manufacturing subsidiary of ITT. From 1963 to 1970, Mr. Runyon held executive positions at BP Oil including Vice President, Corporate Planning and Administration of BP Oil Corporation, and Director, Organization and Personnel for its predecessor, Sinclair Oil Corporation. Mr. Runyon was Executive Vice President, Human Resources at the Great Atlantic & Pacific Tea Company from 1978 to 1980. Mr. Runyon earned a B.S. degree in Economics/Industrial Management from University of Pennsylvania.

         LAURENCE P. FINNEGAN, JR. has served as a Class II director since March 26, 1997. In addition to being a director of XET Corporation from 1985 to March 1997, Mr. Finnegan was XET Corporation's Chief Financial Officer from 1994 to 1997. Mr. Finnegan has held positions with ITT (1970-1974) as controller of several divisions, Narco Scientific (1974-1983) as Vice President, Finance, Chief Financial Officer, Executive Vice President and Chief Operating Officer, and Fischer & Porter (1986-1994) as Senior Vice President, Chief Financial Officer and Treasurer. Since August 1995, he has been a principal of GwynnAllen Partners, Bethlehem, Pennsylvania, an executive management consulting firm. Since December 1996, Mr. Finnegan has been a director and the President of GA Pipe, Inc., a manufacturing company based in Langhorne, Pennsylvania. From September 1997 to January 2001, Mr. Finnegan served as Vice President Finance and Chief Financial Officer of QuestOne Decision Sciences, an efficiency consulting firm based in Pennsylvania. Since August 2001, Mr. Finnegan has served as a director and the Vice President and Chief Financial Officer of VerdaSee Solutions, Inc., a consulting and software company based in Pennsylvania. Mr. Finnegan earned a B.S. degree in Accounting from St. Joseph's University.

         OTIS W. BASKIN has served as a Class I director since February 6, 2004. He is a Professor of Management at The George L. Graziadio School of Business and Management at Pepperdine University in Malibu, California, where he served as dean from 1995 to 2001. He has been a member of the full-time faculty of the University of Houston - Clear Lake (1975-87), where he served as Coordinator of the Management Faculty and Director of the Center for Advanced Management Programs. He has also been Professor of Management at Arizona State University, West Campus (1987-91) and The University of Memphis (1991-95), in addition to serving as dean at both universities. Dr. Baskin has worked with AACSB International (Association for the Advancement of Collegiate Schools of Business) as Special Advisor to the President and as Chief Executive Officer since 2002. He is an Associate with the Family Business Consulting Group, where he advises family owned and closely held businesses. He has served as an advisor to Exxon/Mobile Research and Engineering Corporation, NASA and the United States Air Force. He earned a Ph.D. in Management, Public Relations and Communication Theory from The University of Texas at Austin, an M.A. degree in Speech Communication by the University of Houston, and a B.A. degree in Religion from Oklahoma Christian University.

TERM OF OFFICE AND FAMILY RELATIONSHIPS

         Our officers are appointed by, and serve at the discretion of, our board of directors. There are no family relationships among our executive officers, directors and director nominee.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION OF EXECUTIVE OFFICERS

         The following table provides information concerning the annual and long-term compensation for the years ended December 31, 2003, 2002 and 2001 earned for services in all capacities as an employee by our Chief Executive Officer and each of our other executive officers who received an annual salary and bonus of more than $100,000 for services rendered to us during 2003 (collectively, the "named executive officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                                                 COMPENSATION AWARD
                                                          ANNUAL COMPENSATION        SECURITIES          ALL OTHER
         NAME AND PRINCIPAL POSITION          YEAR       SALARY         BONUS    UNDERLYING OPTIONS     COMPENSATION
         ---------------------------          ----       ------         -----    ------------------     ------------

    Carmine T. Oliva ....................     2003       $262,510      $70,000           53,000            $4,821(1)
      President and Chief Executive           2002       $250,010         --                --             $4,821(1)
      Officer                                 2001       $250,010      $40,000          100,000            $4,821(1)

    Graham Jefferies ....................     2003       $200,801      $55,000           54,000           $10,320(3)
      Executive Vice President and Chief      2002       $152,093         --                --             $9,000(3)
      Operating Officer of Telecommuni-       2001       $142,639      $20,000              --             $7,697(3)
      cations Group (2)

    Randolph D. Foote....................     2003       $150,000      $30,000           35,000            $1,886(4)
      Senior Vice President, Chief            2002       $144,168         --                --             $1,604(4)
      Financial Officer and Assistant         2001       $130,005      $15,000              --                 --
      Secretary(4)
---------------

(1) Represents the dollar value of insurance premiums we paid with respect to a $1,000,000 term life insurance policy for the benefit of Mr. Oliva's spouse.
(2) Mr. Jefferies is based in the United Kingdom and receives his remuneration in British pounds. The compensation amounts listed for Mr. Jefferies are shown in United States dollars, converted from British pounds using the average conversion rates in effect during the time periods of compensation.
(3)  Represents company contributions to Mr. Jefferies' retirement account.
(4)  Represents company contributions to Mr. Foote's 401(k) retirement account.

                    RETIREMENT ACCOUNT MATCHING CONTRIBUTIONS

         We match up to the lesser of $2,000 and 20% of Mr. Foote's contributions to his 401(k) account. During 2003, our matching contribution amounted to $1,886. This matching arrangement was generally made available to all employees of Emrise and provides for the same method of allocation of benefits between management and non-management participants.

         Also, XCEL Power Systems Ltd. makes matching contributions of up to 6% of Mr. Jefferies' salary to an executives' defined contribution plan. Other employees of XCEL Power Systems Ltd. may receive matching contributions to a defined contribution plan of up to 4% of their salary. Amounts contributed to the defined contribution plans are intended to be used to purchase annuities upon retirement. During 2003, 2002 and 2001, Mr. Jefferies received matching contributions of $10,320, $9,000 and $7,697, respectively.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table provides information regarding options granted in the year ended December 31, 2003 to the executive officers named in the summary compensation table. We did not grant any stock appreciation rights during 2003. This information includes hypothetical potential gains from stock options granted in 2003. These hypothetical gains are based entirely on assumed annual growth rates of 5% and 10% in the value of our common stock price over the ten-year life of the stock options granted in 2003. These assumed rates of growth were selected by the Securities and Exchange Commission for illustrative purposes only and are not intended to predict future stock prices, which will depend upon market conditions and our future performance and prospects.

                                                                                                    POTENTIAL
                                                                                                 REALIZABLE VALUE
                                                   PERCENTAGE OF                                 AT ASSUMED RATES
                                      NUMBER OF        TOTAL                                      OF STOCK PRICE
                                      SECURITIES      OPTIONS                                    APPRECIATION FOR
                                      UNDERLYING    GRANTED TO      EXERCISE                      OPTION TERM(3)
                            GRANT      OPTIONS     EMPLOYEES IN      PRICE       EXPIRATION     ---------------------
     NAMED OFFICER          DATE      GRANTED(1)   FISCAL YEAR(2)  PER SHARE        DATE          5%         10%
     -------------          ----     -----------      -------      ---------    ------------     ----      -----
Carmine T. Oliva......     1/22/03      53,000         15.4%         $0.35         1/22/13      $11,666      $29,564
Graham Jefferies......     1/22/03      54,000         15.7%         $0.35         1/22/13      $11,887      $30,122
Randolph D. Foote.....     1/22/03      35,000         10.2%         $0.35         1/22/13      $ 7,704      $19,523
-------------------------

(1) Options vested in two equal semi-annual installments on July 22, 2003 and January 22, 2004.
(2) Based on options to purchase 344,000 shares granted to our employees during 2003.
(3) Calculated using the potential realizable value of each grant.

                     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         The following table provides information regarding the value of unexercised options held by the named executive officers as of December 31, 2003. None of the named executives officers acquired shares through the exercise of options during 2003.

                                                     NUMBER OF
                                                 SECURITIES UNDERLYING                 VALUE ($) OF UNEXERCISED
                                                UNEXERCISED OPTIONS AT                 IN-THE-MONEY OPTIONS AT
                                                  DECEMBER 31, 2003                      DECEMBER 31, 2003 (1)
                                                  -----------------                      ---------------------
           NAME                              EXERCISABLE     UNEXERCISABLE         EXERCISABLE       UNEXERCISABLE
           ----                              -----------     -------------         -----------       -------------
Carmine T. Oliva...................          180,633             265,000              82,405             20,405
Graham Jefferies...................          126,287              27,000              75,990             20,790
Randolph D. Foote..................           85,000              17,500              59,475             13,474
--------------
(1)  Based on the last reported sale price of our common stock of $1.12 on
     December 31, 2003 (the last trading day during 2003) as reported on the OTC
     Bulletin Board, less the exercise price of the options.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     CARMINE T. OLIVA

         As of January 1, 2001, we entered into an employment agreement with Carmine T. Oliva, our Chairman of the Board, President and Chief Executive Officer. The agreement is subject to automatic renewal for two consecutive two-year terms beginning on January 1, 2006, unless, during the required notice periods (which run from September 1 to November 1 of the second year preceding the year in which a two-year renewal period is to begin), either party gives written notice of its desire not to renew. The agreement provides for an initial base salary of $250,000 per year and states that Mr. Oliva is eligible to receive merit or promotional increases and to participate in other benefit and incentive programs we may offer.

         If the board of directors makes a substantial addition to or reduction of Mr. Oliva's duties, Mr. Oliva may resign upon written notice given within 30 days of the change in duties. Within 30 days after the effective date of a resignation under these circumstances, we will be obligated to pay to Mr. Oliva the value of three years of his annual salary or the value of his annual salary that would have been due through January 1, 2006, whichever is greater.

         If we terminate Mr. Oliva for cause, our obligation to pay any further compensation, severance allowance, or other amounts payable under the agreement terminates on the date of termination. If we terminate Mr. Oliva without cause (including by ceasing our operations due to bankruptcy or by our general inability to meet our obligations as they become due), we must provide him with 60 days' prior written notice. If the termination without cause occurs prior to the expiration of the initial term of the agreement on December 31, 2005, Mr. Oliva will be entitled to be paid his annual salary for three years following the termination or until December 31, 2005, whichever is the longer period. If the termination occurs during a renewal period, Mr. Oliva will be entitled to be paid his annual salary through the expiration of the particular renewal period or for two years, whichever is the longer period, and to be paid all other amounts payable under the agreement.

         We may terminate the agreement upon 30 days' written notice in the event of a merger or reorganization in which our stockholders immediately prior to the merger or reorganization receive less than 50% of the outstanding voting shares of the successor corporation and in the event of a sale of all or substantially all of our assets or a sale, exchange or other disposition of two-thirds or more of our outstanding capital stock. If Mr. Oliva is terminated without cause within two years following a change of control, then:

         o if the termination occurs prior to the expiration of the initial term of the agreement on December 31, 2005, Mr. Oliva will be entitled to be paid his annual salary and all other amounts payable under the agreement for three years following the termination or until December 31, 2005, whichever is the longer period, which amounts shall be payable at his election in a lump sum within 30 days after the termination or in installments;

         o if the termination occurs during a renewal period, Mr. Oliva will be entitled to be paid his annual salary through the period ending two years after the expiration of the particular renewal period, and to be paid all other amounts payable under the agreement;

         o Mr. Oliva will be entitled to receive the average of his annual executive bonuses awarded to him in the three years preceding his termination, over the same time span and under the same conditions as his annual salary;

         o Mr. Oliva will be entitled to receive any executive bonus awarded but not yet paid;

         o Mr. Oliva will be entitled to receive a gross up of all compensatory payments listed above so that he receives those payments substantially free of federal and state income taxes; and

         o Mr. Oliva will continue to receive coverage in all benefit programs in which he was participating on the date of his termination until the earlier of the end of the initial term or renewal term in which the termination occurred and the date he receives equivalent coverage and benefits under plans and programs of a subsequent employer.

         If Mr. Oliva dies during the term of the agreement, amounts payable under the agreement to or for the benefit of Mr. Oliva will continue to be payable to Mr. Oliva's designee or legal representatives for two years following his death. If Mr. Oliva is unable to substantially perform his duties under the agreement for an aggregate of 180 days in any 18-month period, we may terminate the agreement by ten days' prior written notice to Mr. Oliva following the 180th day of disability. However, we must continue to pay amounts payable under the agreement to or for the benefit of Mr. Oliva for two years following the effective date of the termination.

         If the agreement is terminated for any reason and unless otherwise agreed to by Mr. Oliva and us, then in addition to any other severance payments to which Mr. Oliva is entitled, we must continue to pay Mr. Oliva's annual salary until:

         o all obligations incurred by Mr. Oliva on our behalf, including any lease obligations signed by Mr. Oliva related to the performance of his duties under the agreement, have been voided or fully assumed by us or our successor;

         o all loan collateral pledged by Mr. Oliva has been returned to Mr. Oliva; and

         o all personal guarantees given by Mr. Oliva or his family on our behalf are voided.

         The agreement provides that we will furnish a life insurance policy on Mr. Oliva's life, in the amount of $1 million, payable to Mr. Oliva's estate in the event of his death during the term of the agreement and any renewals of the agreement. This benefit is in return for, and is intended to protect Mr. Oliva's estate from financial loss arising from any and all personal guarantees that Mr. Oliva provided in favor of us, as required by various corporate lenders. This benefit is also intended to enable Mr. Oliva's estate to exercise all warrants and options to purchase shares of our common stock.

         The agreement contains non-competition provisions that prohibit Mr. Oliva from engaging or participating in a competitive business or soliciting our customers or employees during the initial term and any renewal terms and for two years afterward if termination is for cause or for one year afterward if termination is without cause or following a change of control. The agreement also contains provisions that restrict disclosure by Mr. Oliva of our confidential information and assign ownership to us of inventions created by Mr. Oliva in connection with his employment.

     RANDOLPH D. FOOTE

         On July 2, 2001, we entered into an employment agreement with Randolph
D. Foote at an initial annual salary of $130,000 and with an initial term of three years. The agreement automatically renewed for a one-year term on July 2, 2004 and is scheduled to automatically renew for one additional one-year term on July 2, 2005. Mr. Foote is to act as Senior Vice President and Chief Financial Officer and is to perform additional services as may be approved by our board of directors.

         If the board of directors makes a substantial addition to or reduction of Mr. Foote's duties, Mr. Foote may resign upon written notice given within 30 days of the change in duties. Within 30 days after the effective date of a resignation under these circumstances, we will be obligated to pay to Mr. Foote the value of one year of his annual salary within 30 days after the effective date of the resignation.

         If we terminate Mr. Foote for cause, our obligation to pay any further compensation, severance allowance, or other amounts payable under the agreement terminates on the date of termination. If we terminate Mr. Foote without cause (including by ceasing our operations due to bankruptcy or by our general inability to meet our obligations as they become due), we must provide him with 60 days' prior written notice. Mr. Foote will be entitled to be paid his annual salary through the expiration of the then current renewal period, and to be paid all other amounts payable under the agreement.

         We may terminate the agreement upon 30 days' written notice in the event of a merger or reorganization in which our stockholders immediately prior to the merger or reorganization receive less than 50% of the outstanding voting shares of the successor corporation and in the event of a sale of all or substantially all of our assets or a sale, exchange or other disposition of two-thirds or more of our outstanding capital stock. If Mr. Foote is terminated without cause within two years following a change of control, then:

         o Mr. Foote will be entitled to be paid in installments or, at his election in a lump sum within 30 days after termination, his annual salary and other amounts payable under the agreement through the expiration of the then current renewal period plus one additional year;

         o Mr. Foote will be entitled to receive the average of his annual executive bonuses awarded to him in the three years preceding his termination, over the same time span and under the same conditions as his annual salary;

         o Mr. Foote will be entitled to receive any executive bonus awarded but not yet paid; and

         o Mr. Foote will continue to receive coverage in all benefit programs in which he was participating on the date of his termination until the earlier of the end of the initial or current renewal term and the date he receives equivalent coverage and benefits under plans and programs of a subsequent employer.

         If Mr. Foote dies during the term of the agreement, amounts payable under the agreement to or for the benefit of Mr. Foote will continue to be payable to Mr. Foote's designee or legal representatives for one year following his death. If Mr. Foote is unable to substantially perform his duties under the agreement for an aggregate of 180 days in any 18-month period, we may terminate the agreement by ten days' prior written notice to Mr. Foote following the 180th day of disability; provided, however, that we must continue to pay amounts payable under the agreement to or for the benefit of Mr. Foote for one year following the effective date of the termination.

         The agreement contains non-competition provisions that prohibit Mr. Foote from engaging or participating in a competitive business or soliciting our customers or employees during the initial term and any renewal terms and for one year afterward. The agreement also contains provisions that restrict disclosure by Mr. Foote of our confidential information and assign ownership to us of inventions created by Mr. Foote in connection with his employment.

     GRAHAM JEFFERIES

         On July 2, 2001, we entered into an employment agreement with Graham Jefferies at an initial annual salary of 100,000 British pounds (approximately $141,000 at the then current exchange rates) and with an initial term of three years. The agreement automatically renewed for a one-year term on July 2, 2004 and is scheduled to automatically renew for one additional one-year term on July 2, 2005. Mr. Jefferies is to act as Managing Director of XCEL Corporation, Ltd. and as Executive Vice President and Chief Operating Officer of our Telecom Group and is to perform additional services as may be approved by our board of directors. This agreement replaced a substantially similar agreement that had been effective since May 1, 1998.

         If the board of directors makes a substantial addition to or reduction of Mr. Jefferies' duties, Mr. Jefferies may resign upon written notice given within 30 days of the change in duties. Within 30 days after the effective date of a resignation under these circumstances, we will be obligated to pay to Mr. Jefferies the value of one year of his annual salary within 30 days after the effective date of the resignation.

         If we terminate Mr. Jefferies for cause, our obligation to pay any further compensation, severance allowance, or other amounts payable under the agreement terminates on the date of termination. If we terminate Mr. Jefferies without cause (including by ceasing our operations due to bankruptcy or by our general inability to meet our obligations as they become due), we must provide him with 60 days' prior written notice. Mr. Jefferies will be entitled to be paid his annual salary through the expiration of the then current renewal period plus one additional year, and to be paid all other amounts payable under the agreement.

         We may terminate the agreement upon 30 days' written notice in the event of a merger or reorganization in which our stockholders immediately prior to the merger or reorganization receive less than 50% of the outstanding voting shares of the successor corporation and in the event of a sale of all or substantially all of our assets or a sale, exchange or other disposition of two-thirds or more of our outstanding capital stock. If Mr. Jefferies is terminated without cause within two years following a change of control, then:

         o Mr. Jefferies will be entitled to be paid in installments or, at his election in a lump sum within 30 days after termination, his annual salary and other amounts payable under the agreement through the expiration of the current renewal period plus one additional year;

         o Mr. Jefferies will be entitled to receive the average of his annual executive bonuses awarded to him in the three years preceding his termination, over the same time span and under the same conditions as his annual salary;

         o Mr. Jefferies will be entitled to receive any executive bonus awarded but not yet paid; and

         o Mr. Jefferies will continue to receive coverage in all benefit programs in which he was participating on the date of his termination until the earlier of the end of the initial or current renewal term and the date he receives equivalent coverage and benefits under plans and programs of a subsequent employer.

         If Mr. Jefferies dies during the term of the agreement, amounts payable under the agreement to or for the benefit of Mr. Jefferies will continue to be payable to Mr. Jefferies' designee or legal representatives for one year following his death. If Mr. Jefferies is unable to substantially perform his duties under the agreement for an aggregate of 180 days in any 18-month period, we may terminate the agreement by ten days' prior written notice to Mr. Jefferies following the 180th day of disability; provided, however, that we must continue to pay amounts payable under the agreement to or for the benefit of Mr. Jefferies for one year following the effective date of the termination.

         The agreement contains non-competition provisions that prohibit Mr. Jefferies from engaging or participating in a competitive business or soliciting our customers or employees during the initial term and any renewal terms and for two years afterward if termination is for cause or for one year afterward if termination is without cause or following a change of control. The agreement also contains provisions that restrict disclosure by Mr. Jefferies of our confidential information and assign ownership to us of inventions created by Mr. Jefferies in connection with his employment.

                    INFORMATION ABOUT OUR BOARD OF DIRECTORS,
                      BOARD COMMITTEES AND RELATED MATTERS

BOARD OF DIRECTORS

         Our business, property and affairs are managed under the direction of our board. Directors are kept informed of our business through discussions with our executive officers, by reviewing materials provided to them and by participating in meetings of our board and its committees.

         Our bylaws provide that our board of directors shall consist of at least four directors. Our board is divided into three classes of directors: Class I, Class II and Class III. The term of office of each class of directors is three years, with one class expiring each year at our annual meeting of stockholders. We currently have four directors on our board, with no vacancies. Our current board consists of one Class I director whose term expires at our 2006 annual meeting, one Class II director whose term expires at our 2004 annual meeting and two Class III directors whose term expires at our 2005 annual meeting.

         During 2003, our board held one meeting and took action by unanimous written consent on three occasions. During 2003, no incumbent director attended fewer than 75% of the aggregate of: (1) the total number of meetings of the board of directors (held during the period for which he has been a director); and (2) the total number of meetings held by all committees of the board on which he served (during the periods that he served).

BOARD COMMITTEES

         Our board of directors currently has an audit committee, a compensation committee and a nominating committee.

         The audit committee selects our independent auditors, reviews the results and scope of the audit and other services provided by our independent auditors and reviews our financial statements for each interim period and for our year end. Since June 26, 1999, this committee has consisted of Laurence Finnegan. The audit committee held four meetings during 2003. Our board of directors has determined that Mr. Finnegan is an audit committee financial expert. Our board of directors has also determined that Robert Runyon, Otis Baskin and Mr. Finnegan are "independent" as defined in NASD Marketplace Rule 4200(a)(15). The audit committee operates pursuant to a charter approved by our board of directors and audit committee, according to the rules and regulations of the Securities and Exchange Commission. A copy of the charter, as amended and restated, is attached as APPENDIX A to this proxy statement.

         The compensation committee is responsible for establishing and administering our policies involving the compensation of all of our executive officers and establishing and recommending to our board of directors the terms and conditions of all employee and consultant compensation and benefit plans. Our entire board of directors also may perform these functions with respect to our employee stock option plans. Since June 26, 1999, this committee has consisted of Messrs. Runyon and Finnegan. The compensation committee took action by written consent on two occasions for 2003. The compensation committee operates pursuant to a charter approved by our board of directors and compensation committee. A copy of the charter is attached as APPENDIX B to this proxy statement.

         The nominating committee selects nominees for the board of directors. Beginning in and since 2000, the nominating committee has consisted of Mr. Runyon. There is one vacancy on the nominating committee. The nominating committee met three times during 2003 for the purpose of selecting a new director to fill a vacancy on the board. The nominating committee utilizes a variety of methods for identifying and evaluating nominees for director, including candidates that may be referred by stockholders. Stockholders that desire to recommend candidates for the board for evaluation may do so by contacting Emrise in writing, identifying the potential candidate and providing background information. Candidates may also come to the attention of the nominating committee through current board members, professional search firms and other persons. In evaluating potential candidates, the nominating committee will take into account a number of factors, including, among others, the following:

         o    independence from management;

         o    whether the candidate has relevant business experience;

         o    judgment, skill, integrity and reputation;

         o    existing commitments to other businesses;

         o    corporate governance background;

         o financial and accounting background, to enable the nominating committee to determine whether the candidate would be suitable for audit committee membership; and

         o    the size and composition of the board.

         The nominating committee operates pursuant to a charter approved by our board of directors and nominating committee. A copy of the charter is attached as APPENDIX C to this proxy statement. The nominee named in our proxy card for the 2004 annual meeting was selected by our nominating committee and ratified by our full board of directors by unanimous written consent.

SECURITY HOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         The board of directors has established a process to receive communications from security holders. Security holders and other interested parties may contact any member (or all members) of the board of directors, or the independent directors as a group, any committee of the board of directors or any chair of any such committee, by mail or electronically. To communicate with the board of directors, any individual directors or any group or committee of directors, correspondence should be addressed to the board of directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent "c/o Corporate Secretary" at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730. To communicate with any of our directors electronically, security holders should send an email to our Corporate Secretary at: rfoote@microtel1.com.

         All communications received as set forth in the preceding paragraph will be opened by the Corporate Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the board of directors will be forwarded promptly to the addressee. In the case of communications to the board of directors or any group or committee of directors, our Corporate Secretary will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

POLICY WITH REGARD TO BOARD MEMBERS' ATTENDANCE AT ANNUAL MEETINGS

         It is our policy that our directors are invited and encouraged to attend all of our annual meetings. We did not hold an annual meeting of stockholders in 2003. At the date of our 2002 annual meeting, we had three members on our board of directors, one of whom was in attendance at our 2002 annual meeting.

COMPENSATION OF DIRECTORS

         During 2003, each non-employee director was entitled to receive $1,500 per month as compensation for their services. In addition, since November 1, 2002, each board member chairing a standing committee has been entitled to receive $500 per month as compensation for their services. We reimburse all directors for out-of-pocket expenses incurred in connection with attendance at board and committee meetings. We may periodically award options or warrants to our directors under our existing option and incentive plans. On January 22, 2003, we granted to each non-employee director an option to purchase up to 51,000 shares of our common stock at an exercise price of $0.35 per share. The options vested in two equal installments on January 22, 2003 and January 22, 2004.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No member of the board of directors has a relationship that would constitute an interlocking relationship with executive officers and directors of another entity. During 2003, Mr. Oliva made salary recommendations to our executive compensation and management development committee regarding salary increases for key executives.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         This report is provided by the compensation committee of Emrise's board of directors to assist stockholders in understanding Emrise's objectives, policies and procedures in establishing its executive compensation structure and system. The compensation committee is responsible for reviewing and approving base salaries, bonuses and incentive awards for all executive officers, reviewing and establishing the base salary, bonuses and incentive awards for the chief executive officer, and reviewing, approving and recommending to the board of directors the content, terms and conditions of all employee compensation and benefit plans, or changes to those plans.

         The compensation philosophy and policy of Emrise is based upon four central objectives:

         o To provide an executive compensation structure and system that is both competitive in the outside industrial marketplace and also internally equitable based upon the weight and level of responsibilities in the respective executive positions.

         o To attract, retain and motivate qualified executives within this structure, and reward them for outstanding performance-to-objectives and business results through financial and other appropriate management incentives.

         o To align Emrise's financial results and the compensation paid to our executive officers with the enhancement of stockholder value.

         o To structure Emrise's compensation policy so that executive officers' compensation is dependent, in one part, on the achievement of its current year business plan objectives, and in another part, on the long-term increase in company net worth and the resultant improvement in stockholder value, and to maintain an appropriate balance between short- and long-range performance objectives over time.

         Emrise's compensation programs consist of base salary, an annual incentive bonus, and the award of stock options and other equity-based incentives. Base salary is targeted to recognize each executive officer's unique value and historical contributions to the success of Emrise in light of industry salary norms. The compensation committee reviews the compensation of the chief executive officer, and with the chief executive officer, the base compensation of all other executive officers, on an annual basis to assure that a competitive position is maintained.

         Any annual incentive bonus is based upon a comparison of actual performance against pre-established quantitative and qualitative performance objectives derived from Emrise's business plan and operating budgets, which may include company, operating subsidiary/division and individual components.

         To further align the financial interests of our executive officers with those of Emrise and its stockholders, our long-range executive incentive programs are primarily equity-based and provide the opportunity for our executive officers to earn stock options and consequently benefit, along with all stockholders, from performance-driven increases in share value. The compensation committee and/or the board of directors act as the manager of our option plans and perform functions that include selecting option recipients, determining the timing of option grant and whether options are incentive or non-qualified, and assigning the number of shares subject to each option, fixing the time and manner in which options are exercisable, setting option exercise prices and vesting and expiration dates, and from time to time adopting rules and regulations for carrying out the purposes of our plans.

         Emrise also maintains other executive benefits that we consider necessary in order to offer fully competitive opportunities to its executive officers. These include, without limitation, 401(k) retirement savings plans, car allowances and employment agreements. The compensation committee continues to monitor and evaluate Emrise's executive compensation system and its application throughout Emrise's organization to assure that it continues to reflect Emrise's compensation philosophy and objectives.

         Emrise's employment contract with Carmine T. Oliva, Chairman and
Chief Executive Officer, was renegotiated as of January 1, 2001. The agreement is based upon a five-year commitment, with three successive two-year automatic renewals, predicated upon a mutual agreement between Emrise and Mr. Oliva at those times. Mr. Oliva's base salary is targeted to fairly recognize his unique leadership skills and management responsibilities compared to similarly positioned executives in the industry and general marketplace. The criteria for measurement include data available from objective, professionally-conducted market studies, integrated with additional competitive intelligence secured from a range of industry and general market sources.

         On July 1, 2003, the compensation committee awarded Mr. Oliva the first $25,000 of a total $50,000 increase in salary based on his performance and leadership in leading Emrise to profitability after the impact of the telecommunications downturn. The compensation committee made effective the second $25,000 increase as of January 1, 2004 based on Emrise having met certain profitability goals.

         In order to assure strength and continuity in two critical executive positions other than Emrise's chief executive officer position, the employment contract of Graham Jefferies, Executive Vice President and Chief Operating Officer, was renegotiated, and an initial contract was awarded to Randolph Foote, Senior Vice President and Chief Financial Officer. Both contracts became effective on July 2, 2001, and are based upon a three-year commitment with two successive one-year renewals, predicated upon mutual agreements between Emrise and the individual executives at those times.

                                      Respectfully submitted,

                                      Compensation Committee
                                      Emrise Corporation
                                        Robert B. Runyon, Chairman
                                        Laurence P. Finnegan, Jr., Member

CODE OF ETHICS

         Our board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees and an additional Code of Business Ethics that applies to our Chief Executive Officer and Senior Financial Officers. We have filed these codes as exhibits to our annual report on Form 10-K for the year ended December 31, 2003.

         We intend to satisfy the disclosure requirement under Item 10 of Form 8-K relating to amendments to or waivers from provision of these codes that relate to one or more of the items set forth in Item 406(b) of Regulation S-K, by describing on our Internet website, located at www.microtelinternational.com, within five business days following the date of a waiver or a substantive amendment, the date of the waiver or amendment, the nature of the amendment or waiver, and the name of the person to whom the waiver was granted.

         Information on our Internet website is not, and shall not be deemed to be, a part of this document or incorporated into any other filings we make with the Securities and Exchange Commission.

AUDIT COMMITTEE REPORT

         The audit committee of the board of directors of Emrise Corporation discussed with Emrise's independent auditors all matters required to be discussed by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." Prior to the inclusion and filing with the Securities and Exchange Commission of the audited consolidated financial statements in Emrise's Annual Report on Form 10-K for the year ended December 31, 2003, the audit committee discussed with management and reviewed Emrise's audited consolidated financial statements. In addition, the audit committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and Emrise that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independent Discussions with Audit Committees," and discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. Prior to the filing of the Form 10-K with the Securities and Exchange Commission, and based on the review and discussions referenced above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the Form 10-K. The audit committee also recommended reappointment, subject to stockholder approval, of the independent auditors, and the board of directors concurred in such recommendation.

                                           Respectfully submitted,

                                           Audit Committee
                                           Emrise Corporation
                                             Laurence P. Finnegan, Jr.

CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

         On September 24, 2002, we notified BDO Seidman, LLP, the independent public accounting firm that was then engaged as our principal accountant to audit our financial statements, that we intended to engage new independent public accountants and thereby were terminating our relationship with BDO Seidman. On October 1, 2002, we engaged Grant Thornton LLP as our new independent public accountants.

         The audit reports of BDO Seidman, LLP on our consolidated financial statements and consolidated financial statement schedules as of and for the years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         Our decision to change accountants was approved by our audit committee and board of directors. In connection with the audits of the years ended December 31, 2001 and 2000, and during the subsequent interim period through September 24, 2002, there were no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to BDO Seidman, LLP's satisfaction, would have caused BDO Seidman, LLP to make reference to the subject matter of the disagreement in connection with its opinion. In addition, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933.

         We had not consulted with Grant Thornton in the past regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on our financial statements or as to any disagreement or reportable event as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v).

INDEPENDENT PUBLIC ACCOUNTANT FEES AND SERVICES

         We anticipate that a representative of Grant Thornton LLP, our independent public accountants for 2003 and for the current year, will be present at our 2004 annual meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

         The following table sets forth the aggregate fees billed to us by Grant Thornton LLP for professional services rendered for the years ended December 31, 2003 and 2002 and our predecessor principal independent public accountants for the year ended December 31, 2002:

                    Fee Category                    2003               2002
                    ------------                    ----               ----

        Audit Fees                                 $177,000          $286,000
        Tax Fees                                     57,000            63,000
        All Other Fees                                5,000             4,000
                                                    -------           -------

                 Total                             $239,000          $353,000

         AUDIT FEES. Consists of fees billed for professional services rendered for the audit of Emrise's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Grant Thornton LLP in connection with statutory and regulatory filings or engagements.

         TAX FEES. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.

         ALL OTHER FEES. Consists of fees for products and services other than the services reported above. In fiscal 2003, these services include assistance regarding the change in the name of CXR, SA to CXR-AJ and other miscellaneous services. In fiscal 2002, these services included filing reports regarding the change of the official address of CXR-AJ and other miscellaneous services.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF INDEPENDENT PUBLIC ACCOUNTANTS

         Our audit committee pre-approves all services provided by Grant Thornton LLP.

PERFORMANCE GRAPH

         Set forth below is a line graph comparing the cumulative total stockholder return on our common stock, based on its market price, with the cumulative total return on companies on the Nasdaq Stock Market (U.S.), the Nasdaq Electronic Components Index and the Nasdaq Telecommunications Index, assuming reinvestment of dividends for the period beginning December 31, 1998 and ending December 31, 2003. This graph assumes that the value of the investment in our common stock and each of the comparison groups was $100 on December 31, 1998.

                    [graph of CUMULATIVE TOTAL RETURN here]


                                                                    Cumulative Total Return ($)
                                            ------------------------------------------------------------------------
                                                   12/98       12/99        12/00        12/01     12/02      12/03
                                            ------------------------------------------------------------------------
EMRISE CORPORATION                                100.00       66.75        45.72        47.24     30.48     171.44
NASDAQ STOCK MARKET (U.S.)                        100.00      186.20       126.78        96.96     68.65     108.18
NASDAQ ELECTRONIC COMPONENTS                      100.00      173.01       134.65       106.27     51.78     100.77
NASDAQ TELECOMMUNICATIONS                         100.00      246.46       111.68        70.94     47.81      84.77


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

BENEFICIAL OWNERSHIP TABLE

         As of September 10, 2004, a total of 24,695,548 shares of our common stock were outstanding. The following table sets forth information as of that date regarding the beneficial ownership of our common stock by:

         o each person known by us to own beneficially more than five percent, in the aggregate, of the outstanding shares of our common stock as of the date of the table;

         o    each of our directors and director nominee;

         o each named executive officer listed in the Summary Compensation Table contained elsewhere in this proxy statement; and

         o all of our directors, director nominee and executive officers as a group.

         Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Except as indicated in the footnotes to the table, we believe each stockholder possesses sole voting and investment power with respect to all of the shares of common stock owned by that stockholder, subject to community property laws where applicable.

         In computing the number of shares beneficially owned by a stockholder and the percentage ownership of that stockholder, shares of common stock subject to options or warrants held by that person that are currently exercisable or convertible or are exercisable or convertible within 60 days after the date of the table are deemed outstanding. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person or group. The address of each person in this table is c/o Emrise Corporation, 9485 Haven Avenue, Suite 100, Rancho Cucamonga, CA 91730.
Messrs. Oliva, Jefferies and Foote are executive officers of Emrise. Messrs. Oliva, Runyon, Finnegan and Baskin are directors of Emrise.

                                                                             AMOUNT AND NATURE
              NAME AND ADDRESS                                                 OF BENEFICIAL             PERCENT
             OF BENEFICIAL OWNER                    TITLE OF CLASS          OWNERSHIP OF CLASS          OF CLASS
             -------------------                    --------------          ------------------          --------

Carmine T. Oliva............................            Common                    1,437,738(1)           5.76%
Robert B. Runyon............................            Common                      389,206(2)           1.56%
Laurence P. Finnegan, Jr....................            Common                      253,231(3)           1.02%
Otis W. Baskin..............................            Common                            --               --
Graham T. Jefferies.........................            Common                      183,563(4)             *
Randolph D. Foote...........................            Common                       90,000(5)             *
All executive officers and directors
   as a group (6 persons)...................            Common                    2,353,938(6)           9.17%
---------------

*    Less than 1.00%
(1) Includes 81,889 shares of common stock held individually by Mr. Oliva's spouse, and 283,633 shares of common stock underlying options.

(2)  Includes 209,060 shares of common stock underlying options.
(3)  Includes 209,060 shares of common stock underlying options.
(4)  Includes 180,287 shares of common stock underlying options.
(5)  Includes 85,000 shares of common stock underlying options.
(6) Includes 967,040 shares of common stock underlying options and 81,889 shares of common stock held individually by Mr. Oliva's wife.

EQUITY COMPENSATION PLAN INFORMATION

         The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2003.

                                                                                            NUMBER OF SECURITIES
                                                                                          REMAINING AVAILABLE FOR
                                      NUMBER OF SECURITIES TO       WEIGHTED-AVERAGE      FUTURE ISSUANCE UNDER
                                      BE ISSUED UPON EXERCISE       EXERCISE PRICE         EQUITY COMPENSATION
                                          OF OUTSTANDING        OF OUTSTANDING OPTIONS,      PLANS (EXCLUDING
                                         OPTIONS, WARRANTS             WARRANTS             SECURITIES REFLECTED
Plan category                               AND RIGHTS                AND RIGHTS               IN COLUMN (a))
-------------                        -------------------------  -----------------------   ----------------------
                                                (a)                       (b)                        (c)
Equity compensation plans approved
   by security holders                         1,728,558(1)              $0.96                     1,481,000(2)
Equity compensation plans not
   approved by security holders                  652,500(3)              $0.86                             --
                                              ----------                                       --------------
     Total                                     2,381,058                                           1,481,000
-----------

(1) Represents shares of common stock underlying options that are outstanding under our 1993 Stock Option Plan, our Employee Stock and Stock Option Plan, our 1997 Stock Incentive Plan and our Amended and Restated 2000 Stock Option Plan. The material features of these plans are described in Note 8 to our consolidated financial statements for the years ended December 31, 2003, 2002 and 2001.
(2) Represents shares of common stock available for issuance under options that may be issued under our Amended and Restated 2000 Stock Option Plan.
(3)  Represents shares of common stock underlying warrants that are described in
     Note 8 to our consolidated financial statements for the years ended December 31, 2003, 2002 and 2001.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         We are or have been a party to employment and compensation arrangements with related parties, as more particularly described above under the headings "Compensation of Executive Officers," "Employment Contracts and Termination of Employment and Change-in-Control Arrangements" and "Compensation of Directors."

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our common stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. These officers, directors and stockholders are required by Securities and Exchange Commission regulations to furnish
Emrise with copies of all reports that they file.

         Based solely upon a review of copies of the reports furnished to us during the year ended December 31, 2003 and thereafter, or any written representations received by us from directors, officers and beneficial owners of more than 10% of our common stock ("reporting persons") that no other reports were required, we believe that, during 2003, all Section 16(a) filing requirements applicable to our reporting persons were met.

                                   PROPOSAL 1
                          ELECTION OF CLASS II DIRECTOR

         Our bylaws provide that our board of directors shall consist of at least four directors. Our board is divided into three classes of directors:
Class I, Class II and Class III. The term of office of each class of directors is three years, with one class expiring each year at our annual meeting of stockholders.

         Our current board consists of one Class I director, Otis W. Baskin, whose term expires at our 2006 annual meeting, one Class II director, Laurence
P. Finnegan, whose term expires at our 2004 annual meeting and who is named as a nominee for election to serve a three-year term expiring at our 2007 annual meeting or until he is succeeded by another qualified director who has been duly elected, and two Class III directors, Carmine T. Oliva and Robert B. Runyon, whose terms expire at our 2005 annual meeting. We have no vacancies on our board.

         The proxy holders intend to vote all proxies received by them in favor of the election of Mr. Finnegan unless instructions to the contrary are marked on the proxy card. If Mr. Finnegan is unable or declines to serve as a director at the time of the annual meeting, an event not now anticipated, the proxies will be voted for any nominee designated by our present board. However, the proxy holders may not vote proxies for a greater number of persons than the number of nominees named on the proxy card.

REQUIRED VOTE OF STOCKHOLDERS AND BOARD RECOMMENDATION

         Directors are elected by a plurality vote of shares present in person or represented by proxy at the meeting. This means that the director nominee with the most votes for a particular slot on the board is elected for that slot. In an uncontested election for directors, the plurality requirement is not a factor.

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF LAURENCE P. FINNEGAN, JR. AS A CLASS II DIRECTOR.

                                   PROPOSAL 2
            APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
                 IN ORDER TO INCREASE OUR AUTHORIZED COMMON STOCK
                   FROM 50,000,000 SHARES TO 150,000,000 SHARES
                          AND MAKE CLARIFYING CHANGES

         Our board of directors has adopted by unanimous written consent a proposed amendment to our existing certificate of incorporation ("existing certificate") that would increase our authorized capital and make certain other clarifying changes by replacing Article Fourth of our existing certificate, which article is attached to this proxy statement as APPENDIX E, with Article IV that is contained in our proposed amended and restated certificate of incorporation ("amended certificate") that is attached to this proxy statement as APPENDIX D.

         Article Fourth of our existing certificate provides for 50,000,000 shares of common stock, 1/3 cent par value per share, and 10,000,000 shares of preferred stock, $0.01 par value per share. Of the 10,000,000 shares of authorized preferred stock, our board of directors designated by separate certificates of designation 200 shares as Series A Preferred Stock and 150,000 shares as Series B Preferred Stock, and the remainder are undesignated preferred shares that may be issued in one or more series as designated from time to time by our board of directors.

         As of September 16, 2004, we had outstanding 24,695,548 shares of common stock and had reserved for issuance an additional 2,921,756 shares of common stock to cover the exercise of options to purchase up to 2,151,256 shares of common stock and warrants to purchase up to 770,500 shares of common stock, and we had no shares of preferred stock outstanding. Also as of that date, we had available for issuance an additional 22,382,696 shares of common stock and 10,000,000 shares of designated and undesignated preferred stock. The proposed amendment would increase our authorized number of shares of common stock from 50,000,000 to 150,000,000. Accordingly, if this proposed amendment had been effective as of September 16, 2004, we would have had available for issuance 122,382,696 shares of common stock plus 10,000,000 shares of designated and undesignated preferred stock.

         The additional authorized shares of common stock that would become available if this proposed amendment is approved by our stockholders and filed with the Delaware Secretary of State may be issued from time to time as our board of directors may determine, without prior notice to or further action of our stockholders. The issuance of any or all of these additional authorized shares of common stock from time to time would cause dilution to the voting rights and earnings per share of our outstanding shares of common stock. However, we believe that approval of the proposed increase is in the best interests of our company and our stockholders because the increase would make additional shares of common stock available for acquisitions or financings that could be used to enhance our business and results of operations, and for other corporate purposes.

         Although we have no definitive plans to utilize such shares to entrench present management, we may, in the future, be able to use the additional authorized shares of common stock as a defensive tactic against hostile takeover attempts by issuing additional shares under a stockholder rights plan, in a private placement or other transaction that causes substantial dilution to a person or group that attempts to acquire control of our company through a merger or tender offer on terms or in a manner not approved by our board of directors, whether or not our stockholders view the change in control, merger or tender offer as favorable. The authorization of such additional shares of common stock will have no current anti-takeover effect, because no hostile takeover attempts are, to our management's knowledge, currently threatened.

         We have a number of anti-takeover defenses. For example, we have a classified board that consists of three classes with staggered three-year terms. This arrangement is intended to slow a change in control of our board of directors by limiting the number of directors that are elected annually. Also, consistent with the Delaware General Corporation Law ("DGCL"), we do not have cumulative voting provisions in either our bylaws or certificate of incorporation.

         Also, we have provisions in our bylaws and certificate of incorporation that prohibit the removal of directors without cause. Our amended bylaws provides that a removal may only be accomplished by the affirmative vote, at a special meeting of stockholders called for that purpose, of the holders of at least a majority of the outstanding shares entitled to vote at an election for directors. Under our amended bylaws, special meetings of stockholders may be called by our board of directors, chairman of the board, chief executive officer or president (in the absence of a chief executive officer), and shall be called by our secretary at the request in writing by holders of not less than 10% of the total voting power of all of our outstanding securities then entitled to vote. Article Eighth of our existing certificate and Article VIII of the amended certificate both provide that any director, or the entire board of directors, may be removed at any time, but only for cause, and that the provisions of Article Eighth and Article VIII may not be repealed or amended in any respect, unless the amendment or repeal is approved by the affirmative vote of the holders of not less than 67% of the outstanding shares of our common stock.
This percentage vote requirement exceeds the general DGCL requirement that a majority of the outstanding shares of our common stock must vote in favor of an amendment to our certificate of incorporation, making it more difficult for our stockholders to amend or repeal this provision.

         In addition, our board of directors has the authority to issue up to 10,000,000 shares of preferred stock and to fix the rights, preferences, privileges and restrictions, including voting rights of those shares, without any further vote or action by our stockholders. The rights of the holders of our common stock are subject to and may be adversely affected by the rights of the holders of any preferred stock that we may issue in the future. The issuance of preferred stock, while providing desired flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire a majority of our outstanding voting stock, which would delay, defer or prevent a change in control of our company. Furthermore, preferred stock may have other rights, including economic rights senior to common stock.

         Also, Section 203 of the DGCL prohibits us from engaging in business combinations with interested stockholders, as defined by statute. These provisions may have the effect of delaying or preventing a change in control of our company without action by our stockholders, even if a change in control would be beneficial to our stockholders.

         Article IV of the amended certificate contains a description of the attributes of our common stock. There is not a similar description in our existing certificate. Stockholders do not currently possess, nor upon the approval of the proposed amendment will they acquire, preemptive rights that would entitle such persons, as a matter of right, to subscribe for the purchase of any shares, rights, warrants or other securities or obligations convertible into, or exchangeable for, securities of our company.

         In light of the above, Article IV of the amended certificate provides for authorized capital of 150,000,000 shares of common stock, $0.0033 par value per share, and 10,000,000 shares of preferred stock, $0.01 par value per share, that may be issued in one or more series as designated from time to time by our board of directors. Article IV of the amended certificate reflects our desire to express the par value of our common stock as a decimal rather than as a fraction.

REQUIRED VOTE OF STOCKHOLDERS AND BOARD RECOMMENDATION

         Approval of this proposal requires the affirmative vote of the majority of outstanding shares of our common stock as of the record date. If the required votes for this proposal and for proposal 4 are obtained, then this proposal may be effected by filing the amended certificate as described in proposal 4. If approval for this proposal is obtained but the required vote for proposal 4 is not obtained, then our board of directors will have the authority to authorize our management to file an amendment to our existing certificate in order to substitute Article IV of the amended certificate into our existing certificate in place of Article Fourth of our existing certificate. However, our board of directors has reserved the right to abandon this proposed amendment at any time prior to the effectiveness of the filing of the amendment with the Delaware Secretary of State, notwithstanding authorization of this proposed amendment by our stockholders.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                   PROPOSAL 3
            APPROVAL OF AMENDMENT TO OUR CERTIFICATE OF INCORPORATION IN ORDER TO CLARIFY THE MECHANICS OF OUR CLASSIFIED BOARD

         Our board of directors has adopted by unanimous written consent a proposed amendment to our existing certificate that would clarify the mechanics of our classified board by replacing Article Eighth of our existing certificate, which article is attached to this proxy statement as APPENDIX F, with Article VIII, which is contained in our proposed amended certificate that is attached to this proxy statement as APPENDIX D.

         Both Article Eighth of our existing certificate and Article VIII of the amended certificate provide for a classified board of directors that is divided into three classes, with each class serving a staggered three-year term. Consistent with our current practice, the amended certificate designates the classes as Class I, Class II and Class III, and provides that the authorized number of directors shall be set solely by resolution of the board of directors and that directors shall be assigned to each class in accordance with resolutions adopted by our board of directors.

         Consistent with the DGCL, the amended certificate also provides that no decrease in the number of directors constituting our board of directors will shorten the term of any incumbent director and that the manner by which a director may be removed from office shall be as provided in our bylaws.

         Article Eighth of the existing certificate and Article VIII of the amended certificate both provide that any director, or the entire board of directors, may be removed at any time, but only for cause, and that the provisions of Article Eighth and Article VIII may not be repealed or amended in any respect, unless the amendment or repeal is approved by the affirmative vote of the holders of not less than 67% of the outstanding shares of our common stock.

REQUIRED VOTE OF STOCKHOLDERS AND BOARD RECOMMENDATION

         Approval of this proposal requires the affirmative vote of holders of not less than 67% of the outstanding shares of our common stock as of the record date. If the required votes for this proposal and for proposal 4 are obtained, then this proposal may be effected by filing the amended certificate as described in proposal 4. If the required vote for this proposal is obtained but the required vote for proposal 4 is not obtained, then our board of directors will have the authority to authorize our management to file an amendment to our existing certificate in order to substitute Article VIII of the amended certificate into our existing certificate in place of Article Eighth of our existing certificate. However, our board of directors has reserved the right to abandon this proposed amendment at any time prior to the effectiveness of the filing of the amendment with the Delaware Secretary of State, notwithstanding authorization of this proposed amendment by our stockholders.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                   PROPOSAL 4
       APPROVAL OF AMENDMENT AND RESTATEMENT OF CERTIFICATE OF INCORPORATION
        IN ORDER TO MODERNIZE AND CONFORM OUR CERTIFICATE OF INCORPORATION
                  TO CURRENT DELAWARE CORPORATE LAW AND PRACTICES

         Our board of directors has adopted by unanimous written consent the amended certificate, which is designed to reflect our current corporate name and registered office in the State of Delaware, to make various wording changes to modernize the provisions of our existing certificate in accordance with current Delaware corporate law and practices and, if proposals 2 and 3 are approved, to effectuate those proposals. The amended certificate contains various substantive differences described generally below. We encourage stockholders to review the complete terms of the amended certificate, which is attached to this proxy statement as APPENDIX D.

         ADVANCE NOTICE OF NEW BUSINESS AND STOCKHOLDER NOMINATIONS. Article XII of the amended certificate provides that advance notice of new business and stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the bylaws of the corporation. The existing certificate does not address these matters. We have addressed these matters in the amended and restated bylaws that are the subject of Proposal 5.

         INDEMNIFICATION OF DIRECTORS AND OFFICERS. Article VI of the amended certificate provides that we shall indemnify, to the fullest extent permitted by law, any person in connection with any action, suit or proceeding to which they are made or are threatened to be made by reason of the fact that such person is or was a director or officer of our company or is or was serving at our request as a director or officer of another entity. There is no similar provision in the existing certificate. However, this proposed provision is typical of Delaware corporations that have modernized certificates of incorporation and is consistent with powers granted to us under Section 145 of the DGCL and with obligations imposed upon us by our previous bylaws and amended bylaws, as described in proposal 3.

         PERSONAL LIABILITY OF DIRECTORS. Both the existing certificate and the amended certificate provide for limitation of a director's personal liability to us or our stockholders for monetary damages for breach of fiduciary duty, to the fullest extent permitted by the DGCL from time to time. The amended certificate adds a typical proviso indicating that in no event will the personal liability of any of our directors for monetary damages be limited for any breach of loyalty, for any acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, for any transaction from which the director derived an improper personal benefit, or for unlawful payment of dividends or unlawful stock purchase or redemption as provided in Section 174 of the DGCL.

         DURATION OF EXISTENCE AND LOCATION OF STOCKHOLDER MEETINGS AND CORPORATE BOOKS. The amended certificate contains typical provisions that provide that we have a perpetual existence, that meetings of our stockholders may be held within or without the State of Delaware, as our bylaws may provide, and that our books may be kept outside the State of Delaware at places designated by our board of directors or bylaws. The existing certificate was silent on these matters.

         CLASSIFICATION OF OUR BOARD. As described in proposal 3 above, Article VIII of the amended certificate clarifies the mechanics of our classified board. If proposal 3 is not approved, then we would need to revise any amended certificate that we file in Delaware to retain the provisions of Article Eighth of the existing certificate.

         AUTHORIZED CAPITAL. As described in proposal 2 above, Article IV of the amended certificate increases and revises the terms of our authorized capital. If proposal 2 is not approved, then we would need to revise any amended certificate that we file in Delaware to retain the provisions of Article Fourth of the existing certificate.

         As described in proposal 2 above, our authorized capital currently includes 10,000,000 shares of designated and undesignated preferred stock. The designated shares include 200 shares of Series A Preferred Stock and 150,000 shares of Series B Preferred Stock. All previously outstanding shares of Series A Preferred Stock and Series B Preferred Stock have either been converted into shares of our common stock or redeemed, and therefore were restored to their status as authorized but unissued shares of those respective classes of preferred stock. We do not intend to issue additional shares of preferred stock with rights, preferences and privileges similar to the Series A Preferred Stock or Series B Preferred Stock. Accordingly, if proposal 4 is approved and we file the amended certificate as currently planned, the filing of the amended certificate would eliminate the certificates of designation relating to our Series A Preferred Stock and Series B Preferred Stock, leaving us with 10,000,000 authorized shares of undesignated preferred stock. If proposal 4 is not approved or our board of directors chooses not to file the amended certificate, then the certificates of designation will remain in place until our board of directors authorizes the filing in Delaware of a certificate of elimination or a restated certificate of incorporation that is amended, if at all, only to the extent we have obtained stockholder approval pursuant to proposals 2 and/or 3. Neither of these methods of eliminating the certificates of designation would require further stockholder approval.

REQUIRED VOTE OF STOCKHOLDERS AND BOARD RECOMMENDATION

         Approval of this proposal requires the affirmative vote of the majority of outstanding shares of our common stock as of the record date. If proposals 2, 3 and 4 are approved, then our board of directors will have the authority to authorize the filing of the amended certificate in the form attached to this proxy statement as APPENDIX D. If this proposal is approved but either proposal 2 or proposal 3 is not approved, then any amended certificate we file will need to be revised to include the terms of Article Fourth and/or Article Eighth of the existing certificate, as described above. Our board of directors has reserved the right to abandon this proposed amendment and restatement at any time prior to the effectiveness of the filing of the amended certificate with the Delaware Secretary of State, notwithstanding authorization of this proposed amendment and restatement by our stockholders.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                   PROPOSAL 5
               RATIFICATION OF AMENDMENT AND RESTATEMENT OF BYLAWS

         Our board of directors adopted the Amended and Restated Bylaws ("amended bylaws") attached to this proxy statement as APPENDIX G as part of an amendment and complete restatement of our previously existing bylaws ("previous bylaws"). By deleting ineffective and unnecessary provisions and adding some additional provisions that our board of directors deems desirable and in our company's best interests, the amended bylaws update our previous bylaws to be consistent with current Delaware law and practices typical of modern Delaware corporations. Key substantive differences between the amended bylaws and the previous bylaws are described generally below. We encourage stockholders to review the complete terms of the amended bylaws.

         MEETINGS BY USE OF REMOTE COMMUNICATION. Section 2.1 of the amended bylaws includes a provision authorizing us to hold meetings of our stockholders either at a place specified by our board of directors, as was permitted under our previous bylaws, or by means of remote communications, as permitted by
Section 211(a)(2) of the DGCL.

         RIGHT TO CALL SPECIAL MEETINGS OF STOCKHOLDERS. Section 2.3 of the amended bylaws provides that special meetings of stockholders may be called by our board of directors, chairman of the board, chief executive officer or president (in the absence of a chief executive officer), and shall be called by our secretary at the request in writing by holders of not less than 10% of the total voting power of all of our outstanding securities then entitled to vote. The previous bylaws did not expressly authorize the chairman of the board or chief executive officer to call special meetings of stockholders.

         NOTICES BY ELECTRONIC TRANSMISSION. Article IX of the amended bylaws provides that any notice to stockholders given by us under any provision of the DGCL, our certificate of incorporation or the amended bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Various provisions of the amended bylaws, such as Sections 2.5 and 3.7 (relating to notice of stockholder and board meetings, respectively), Sections 2.9 and 3.9 (relating to stockholder and director waivers of notice, respectively), Section 3.3 (relating to form and use of ballots), Section 3.4 (relating to director resignations), and Section 3.10 (relating to board action by written consent), permit use of electronic transmissions. The previous bylaws did not address electronic transmissions of notices, waivers, ballots and consents.

         ADJOURNMENT OF STOCKHOLDERS' MEETING. Section 2.6 of the amended bylaws provides that stockholders' meetings at which a quorum is not present may be adjourned either by the chairperson of the meeting or by the holders of a majority of the shares represented in person or by proxy at the meeting. The previous bylaws did not provide for adjournment by the chairperson.

         AUTHORIZED NUMBER OF DIRECTORS. Section 3.2 of the amended bylaws provides that the authorized number of directors shall be four until changed by resolution of our board of directors. Section 15 of the previous bylaws contained a similar provision, except that Section 15 also provided that the authorized number of directors could not be reduced below four without the vote or written consent of stockholders holding 80% of the voting power of our company.

         FILLING OF VACANCIES ON THE BOARD. Section 3.4 of the amended bylaws provides that any vacancies on the board of directors resulting from death, resignation, disqualification, removal, newly created directorships or other causes shall, except as otherwise provided by the DGCL or by the certificate of incorporation, be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the board of directors, or by a sole remaining director, and not by the stockholders. This provision is consistent with our amended certificate. In contrast, Section 17 of the previous bylaws provided the board of directors with the power to fill vacancies but did not prohibit stockholders from filling vacancies.

         NOTICE OF BOARD MEETINGS. Section 3.6 of the amended bylaws provides that regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by resolution of the board of the directors. In contrast, the previous bylaws required that written notice of regular meetings be provided to members of the board of directors.

         Section 3.7 of the amended bylaws provides that notices of board of directors meetings must be delivered or sent at least 24 hours before the time of holding of the meeting, if delivered by hand, courier or telephone or sent by electronic mail or facsimile, and at least four days before the time of holding of the meeting if deposited in the United States mail. The previous bylaws provided that written notice of the time and place of all regular and special meetings of the board of directors had to be delivered personally to each director, or sent to each director by mail or other form of written communication, at least one day before the date of the meeting.

         RIGHT TO CALL SPECIAL MEETINGS OF THE BOARD. Section 3.7 of the amended bylaws provides that special meetings of the board of directors may be called by our chairman of the board, chief executive officer, president or secretary, or by any two directors. In contrast, the previous bylaws required that special meetings of the board of directors be called by our president or by a majority of the board of directors.

         APPROVAL OF LOANS TO OFFICERS AND EMPLOYEES. Section 3.12 of the amended bylaws provides that we may lend money to, or guarantee any obligation of, or otherwise assist any officer or employee of ours or our subsidiaries whenever the board of directors determines that such an arrangement may reasonably be expected to benefit us and is not prohibited by applicable laws, rules or regulations. There was no similar provision in the previous bylaws.

         DUTIES OF OFFICERS. Article V of the amended bylaws provides modernized descriptions of the duties of our officers and also includes descriptions of duties of our chief executive officer and chief financial officer. The previous bylaws did not include descriptions of duties of our chief executive officer and chief financial officer.

         INDEMNIFICATION OF DIRECTORS AND OFFICERS. Article VI of the amended bylaws provides, and Article XI of the previous bylaws provided, that we had rights and/or obligations to indemnify our directors, officers, employees and agents in connection with certain actions, suits or proceedings ("proceedings") and to pay their expenses in advance of the final disposition of the proceedings, to the extent permitted by the DGCL. However, these Articles differ as to whether indemnification and advancement of expenses is required or rather is merely permitted.

         Article VI of the amended bylaws provides that to the fullest extent and in the manner permitted by the DGCL as it exists from time to time, we must indemnify our directors and officers who are involved in a proceeding by reason of the fact that they were serving as a director, officer, employee or agent of us or, at our request, of another entity or enterprise, and that we must pay their expenses in advance of the final disposition of the proceeding. Article VI also provides that we may provide indemnification to employees and agents who are not directors or officers and that we may pay their expenses in advance of the final disposition. In contrast, Article XI of the previous bylaws required us to provide indemnification to directors, officers, employees or agents and permitted us to pay their expenses in advance of the final disposition.

         PARTLY PAID SHARES. Section 8.3 of the amended bylaws provides that we may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid for those shares, and that dividends declared upon partly paid shares shall be paid only upon the basis of the percentage of the consideration actually paid for those shares. The previous bylaws did not address this matter.

         STOCKHOLDER PROPOSALS. Section 2.14 of the amended bylaws contains provisions governing submission by stockholders of nominations or business proposals to be brought before a meeting of our stockholders without including the nominee or business proposal in our proxy materials. As described in this proxy statement under the heading "Stockholder Proposals," stockholders must provide us with certain information described in Section 2.14 within the timeframes prescribed by that Section. Otherwise, the chairperson of the meeting may prohibit the stockholder from proposing the nominee or business at the meeting of stockholders. The previous bylaws did not address these matters. These advance notice provisions may be viewed as friendly to incumbent directors because they prevent stockholders from presenting new nominees or business proposals at or near the time of a meeting of stockholders.

REQUIRED VOTE OF STOCKHOLDERS AND BOARD RECOMMENDATION

         Although stockholder ratification is not required, our board of directors has directed that this amendment and restatement of our bylaws be submitted to our stockholders for ratification at our 2004 annual meeting. The affirmative vote of a majority of the shares of our common stock entitled to vote at and present in person or represented by proxy at the meeting will constitute stockholder ratification of the amendment and restatement.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                   PROPOSAL 6
           RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Our audit committee has selected Grant Thornton LLP, independent public accountants, to audit our consolidated financial statements for 2004, and our board of directors has concurred in this selection. Additional information regarding our relationship with our independent public accountants is contained in this proxy statement under the headings "Audit Committee Report," "Change in Independent Public Accountants," "Independent Public Accountant Fees and Services," and "Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Public Accountants."

REQUIRED VOTE OF STOCKHOLDERS AND BOARD RECOMMENDATION

         Although stockholder ratification is not required, our board of directors has directed that this selection be submitted to our stockholders for ratification at our 2004 annual meeting. The affirmative vote of a majority of the shares of our common stock entitled to vote at and present in person or represented by proxy at the meeting will constitute stockholder ratification of the selection. If stockholder approval of this proposal is not obtained, our audit committee and board of directors may reconsider our appointment of Grant Thornton LLP as our independent public accountants.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                  OTHER MATTERS

         The board knows of no matter to come before the annual meeting other than as specified in this proxy statement. If other business should, however, be properly brought before the meeting, the persons voting the proxies will vote them in accordance with their best judgment.

                              STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, proposals by stockholders that are intended for inclusion in our proxy statement and proxy card and to be presented at our next annual meeting must be received by us no later than 120 calendar days in advance of the one-year anniversary of the date of this proxy statement in order to be considered for inclusion in our proxy materials relating to the next annual meeting. Such proposals shall be addressed to our secretary at our corporate headquarters and may be included in next year's annual meeting proxy materials if they comply with rules and regulations of the Securities and Exchange Commission governing stockholder proposals.

         Proposals by stockholders that are not intended for inclusion in our proxy materials may be made by any stockholder who timely and completely complies with the notice procedures contained in our bylaws, was a stockholder of record at the time of giving of notice and is entitled to vote at the meeting, so long as the proposal is a proper matter for stockholder action and the stockholder otherwise complies with the provisions of our bylaws and applicable law. However, stockholder nominations of persons for election to our board of directors at a special meeting may only be made if our board of directors has determined that directors are to be elected at the special meeting. To be timely, a stockholder's notice regarding a proposal not intended for inclusion in our proxy materials must be delivered to our secretary at our corporate headquarters not later than:

         o In the case of an annual meeting, the close of business on the 45th day before the first anniversary of the date on which we first mailed our proxy materials for the prior year's annual meeting of stockholders. However, if the date of the meeting has changed more than 30 days from the date of the prior year's meeting, then in order for the stockholder's notice to be timely it must be delivered to our secretary a reasonable time before we mail our proxy materials for the current year's meeting. For purposes of the preceding sentence, a "reasonable time" coincides with any adjusted deadline we publicly announce.

         o In the case of a special meeting, the close of business on the 7th day following the day on which we first publicly announce the date of the special meeting.

         Except as otherwise provided by law, if the chairperson of the meeting determines that a nomination or any business proposed to be brought before a meeting was not made or proposed in accordance with the procedures set forth in our bylaws and summarized above, the chairperson may prohibit the nomination or proposal from being presented at the meeting.

                              AVAILABLE INFORMATION

         We are subject to the informational requirements of the Exchange Act. In accordance with that act, we file reports, proxy statements and other information with the Securities and Exchange Commission. These materials can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. Copies of these materials can also be obtained from the Securities and Exchange Commission at prescribed rates by writing to the Public Reference Section of the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Our common stock trades on the OTC Bulletin Board under the symbol "EMRI."

                                  ANNUAL REPORT

         A copy of our annual report for the year ended December 31, 2003 accompanies this proxy statement. The annual report is not incorporated by reference into this proxy statement and is not deemed to be a part of this proxy solicitation material.

         Copies of our annual report on Form 10-K (without exhibits) will be furnished by first class mail, without charge to any person from whom the accompanying proxy is solicited upon written or oral request to Emrise Corporation, 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730, Attention: Chief Financial Officer. If exhibit copies are requested, a copying charge of $0.20 per page will be made. In addition, all of our public filings, including our annual report, can be found free of charge on the worldwide web at http://www.sec.gov.

         ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                                                      APPENDIX A

                                                                  March 22, 2004

                              AMENDED AND RESTATED
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       OF
                           MICROTEL INTERNATIONAL INC.

PURPOSE AND SCOPE

         The primary function of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of MicroTel International, Inc. (the "Company") is to (a) assist the Board in fulfilling its responsibilities by reviewing: (i) the financial reports provided by the Company to the Securities and Exchange Commission ("SEC"), the Company's shareholders or to the general public, and
(ii) the Company's internal financial and accounting controls, (b) oversee the appointment, compensation, retention and oversight of the work performed by any independent public accountants engaged by the Company and (c) recommend, establish and monitor procedures designed to improve the quality and reliability of the disclosure of the Company's financial condition and results of operations.

COMPOSITION

         The Committee shall be comprised of a minimum of one director as appointed by the Board of Directors, who shall meet the independence, audit committee composition requirements promulgated by the SEC, the National Association of Securities Dealers, any exchange upon which securities of the Company are traded, or any governmental or regulatory body exercising authority over the Company (each a "Regulatory Body" and collectively, the "Regulatory Bodies"), as in effect from time to time, and each member of the Committee shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

         At the time of his or her appointment to the Committee, each member of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement. At least one member of the Committee shall have employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Further, at least one member of the Committee shall qualify as an "audit committee financial expert" as such term is defined by Item 401(h) of Regulation S-K of the Securities Act of 1933, as amended.

         The members of the Committee shall be elected by the Board of Directors at the meeting of the Board of Directors following each annual meeting of stockholders and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties, the Committee shall carry out the following specific activities:

         A. DOCUMENT REVIEW

                  1. Review and reassess the adequacy of this Charter periodically as conditions dictate, but at least annually, and recommend any proposed changes to the Board of Directors for approval.

                  2. Review with representatives of management and representatives of the independent accounting firm the Company's audited annual financial statements prior to their filing as part of the Annual Report on Form 10-K. After such review and discussion, the Committee shall recommend to the Board of Directors whether such audited financial statements should be published in the Company's annual report on Form 10-K. The Committee shall also review the Company's quarterly financial statements prior to their inclusion in the Company's quarterly SEC filings on Form 10-Q.

                  3. Take steps designed to insure that the independent accounting firm reviews the Company's interim financial statements prior to their inclusion in the Company's quarterly reports on Form 10-Q.

         B. INDEPENDENT ACCOUNTING FIRM

                  1. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any independent accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or related work. The Committee shall have the ultimate authority and responsibility to appoint, evaluate and, when warranted, replace such independent accounting firm (or to recommend such replacement for shareholder ratification in any proxy statement).

                  2. Resolve any disagreements between management and the independent accounting firm as to financial reporting matters.

                  3. Instruct the independent accounting firm that it should report directly to the Committee on matters pertaining to the work performed during its engagement and on matters required by applicable Regulatory Body rules and regulations.

                  4. On an annual basis, receive from the independent accounting firm a formal written statement identifying all relationships between the independent accounting firm and the Company consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact its independence. The Committee shall take appropriate action to oversee the independence of the independent accounting firm.

                  5. On an annual basis, discuss with representatives of the independent accounting firm the matters required to be discussed by Statement on Auditing Standards 61, as it may be modified or supplemented.

                  6. Meet with the independent accounting firm prior to the audit to review the planning and staffing of the audit and consider whether or not to approve the auditing services proposed to be provided.

                  7. Evaluate the performance of the independent accounting firm and consider the discharge of the independent accounting firm when circumstances warrant. The independent accounting firm shall be ultimately accountable to the Board of Directors and the Committee.

                  8. Consider in advance whether or not to approve any non-audit services to be performed by the independent accounting firm required to be approved by the Committee pursuant to the rules and regulations of any applicable Regulatory Body.

                  9. The Committee shall have the authority to oversee and determine the compensation of any independent accounting firm engaged by the Company.

                  10. Ensure the rotation of the audit partners as required by
         Section 10A(j) of the Securities Exchange Act of 1934, as amended, and consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

                  11. Recommend to the Board of Directors policies for the Company's hiring of employees or former employees of the independent auditor consistent with Section 10A(l) of the Securities Exchange Act of 1934.

         C. FINANCIAL REPORTING PROCESSES

                  1. In consultation with the independent accounting firm and management, review annually the adequacy of the Company's internal financial and accounting controls.

                  2. Review disclosures made to the Committee by the Company's chief executive officer and chief financial officer in connection with their certifications of the Company's reports on Form 10-K and Form 10-Q, including disclosures concerning (a) evaluations of the design and operation of the Company's internal financial and accounting controls, (b) any significant deficiencies discovered in the design and operation of the Company's internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data, and (c) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls. The Committee shall direct the actions to be taken and/or make recommendations to the Board of Directors of actions to be taken to the extent such disclosures indicate the finding of any significant deficiencies in internal controls or fraud.

                  3. Regularly review the Company's critical accounting policies and accounting estimates resulting from the application of these policies and inquire at least annually of both the Company's internal auditors and the independent accounting firm as to whether either has any concerns relative to the quality or aggressiveness of management's accounting policies.

         D. COMPLIANCE

                  1. Obtain from the independent auditor assurance that Section 10A(b) of the Securities Exchange Act of 1934, as amended, has not been implicated.

                  2. Obtain reports from management and the independent auditor that the Company and its subsidiaries and affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics.

                  3. To the extent deemed necessary by the Committee, it shall have the authority to engage outside counsel, independent accounting consultants and/or other experts at the Company's expense to review any matter under its responsibility.

                  4. Establish written procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

                  5. Investigate any allegations that any officer or director of the Company, or any other person acting under the direction of any such person, took any action to fraudulently influence, coerce, manipulate, or mislead any independent public or certified accountant engaged in the performance of an audit of the financial statements of the Company for the purpose of rendering such financial statements materially misleading and, if such allegations prove to be correct, take or recommend to the Board of Directors appropriate disciplinary action.

                  6. Discuss with the Company's legal counsel matters that may have a material impact on the financial statements or the compliance policies.

                  7. Review and approve in advance any proposed related party transactions.

         E. REPORTING

                  1. Prepare, in accordance with the rules of the SEC as modified or supplemented from time to time, a written report of the audit committee to be included in the Company's annual proxy statement for each annual meeting of stockholders.

                  2. To the extent required by any Regulatory Body, instruct the Company's management to disclose in its Form 10-K and Form 10-Q's the approval by the Committee of any nonaudit services performed by the independent accounting firm, and review the substance of any such disclosure.

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

                                                                      APPENDIX B

                                                                  March 22, 2004

                      CHARTER OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       OF
                           MICROTEL INTERNATIONAL INC.

PURPOSE

         The purpose of the Compensation Committee of MicroTel International Inc. (the "Company") established pursuant to this charter is to (i) act as Administrator of the Company's various Stock Option Plans (collectively, the "Plans") as described in each of the Plans, (ii) review forms of compensation to be provided to the officers and employees of the Company, including stock compensation, (iii) grant options to purchase common stock of the Company to employees and executive officers of the Company and (iv) review and make recommendations to the Board of Directors regarding all forms of compensation to be provided to the directors of the Company, including stock compensation. The Compensation Committee has the authority to undertake the specific duties and responsibilities listed below and will have the authority to undertake such other specific duties as the Board of Directors from time to time prescribes.

MEMBERSHIP

         The Compensation Committee shall consist of a minimum of two (2) "non-employee directors" of the Company as such term is defined in Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The members of the Compensation Committee will be outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The members of the Compensation Committee are appointed by and serve at the discretion of the Board of Directors.

RESPONSIBILITIES

         The responsibilities of the Compensation Committee are set forth below:

         o The Compensation Committee shall review and make recommendations to the Board of Directors regarding the compensation policy for executive officers and directors of the Company, and such other officers of the Company as directed by the Board of Directors.

         o The Compensation Committee shall review and approve the Company's compensation policy regarding all forms of compensation (including, to the extent relevant, all "plan" compensation, as such term is defined in Item 402(a)(7) of Regulation S-K promulgated by the Securities and Exchange Commission, and all non-plan compensation) to be provided to the officers and employees of the Company.

         o The Compensation Committee shall review recommendations from the Chief Executive Officer of the Company regarding all forms of compensation (including, to the extent relevant, all "plan" compensation, as such term is defined in Item 402(a)(7) of Regulation S-K promulgated by the Securities and Exchange Commission, and all non-plan compensation) to be provided to the non-employee directors of the Company.

         o The Compensation Committee shall review and make recommendations to the Board of Directors regarding general compensation goals and guidelines for the Company's employees and officers and the criteria by which bonuses to the Company's employees and officers are determined.

         o The Compensation Committee shall review recommendations from the Chief Executive Officer of the Company regarding all bonus and stock compensation to all employees of the Company.

         o The Compensation Committee shall act as Administrator (as described in each of the Plans) of the Plans within the authority delegated by the Board of Directors. In its administration of the Plans, the Compensation Committee may, (i) grant stock options to individuals eligible for such grants (including grants to individuals subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") in compliance with Rule 16b-3 thereunder) and (ii) amend such stock options.

         o The Compensation Committee shall review and make recommendations to the Board of Directors with respect to amendments to the Plans and changes in the number of shares reserved for issuance thereunder.

         o The Compensation Committee shall review and make recommendations to the Board of Directors regarding other plans that are proposed for adoption or adopted by the Company for the provision of compensation to employees of, directors of and consultants to the Company.

         o The Compensation Committee shall prepare a report (to be included in the Company's proxy statement) that describes: (a) the criteria on which compensation paid to the Chief Executive Officer for the last completed fiscal year is based; (b) the relationship of such compensation to the Company's performance; and (c) the Compensation Committee's executive compensation policies applicable to executive officers.

         o The Compensation Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed charges to the Board of Directors for approval.

MEETINGS

         It is anticipated that the Compensation Committee will meet at least twice each year. However, the Compensation Committee may establish its own schedule, which it will provide to the Board of Directors in advance. At a minimum of one of such meetings annually, the Compensation Committee will consider stock plans, performance goals and incentive awards, and the overall coverage and composition of the compensation package.

MINUTES

         The Compensation Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS

         The Compensation Committee will provide written reports to the Board of Directors of the Company regarding recommendations of the Compensation Committee submitted to the Board of Directors for action, and copies of the written minutes of its meetings.

                                                                      APPENDIX C

                                                                  March 22, 2004

                                 CHARTER OF THE
                              NOMINATING COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       OF
                           MICROTEL INTERNATIONAL INC.

PURPOSE

         The purpose of the Nominating Committee of the Board of Directors of MicroTel International Inc. (the "Company") is to ensure that the Board of Directors is properly constituted to meet its fiduciary obligations to stockholders and the Company and that the Company has and follows appropriate governance standards. To carry out this purpose, the Nominating Committee shall:
(1) assist the Board of Directors by identifying prospective director nominees and to recommend to the Board of Director nominees for the next annual meeting of stockholders; (2) develop and recommend to the Board of Directors the governance principles applicable to the Company; (3) oversee the evaluation of the Board of Directors and management; and (4) recommend to the Board of Directors nominees for each committee.

COMMITTEE MEMBERSHIP AND ORGANIZATION

         o    The Nominating Committee shall be comprised of no fewer than two
              (2) members.

         o The members of the Nominating Committee shall meet the independence requirements of the National Association of Securities Dealers.

         o The members of the Nominating Committee shall be appointed and replaced by the Board of Directors.

COMMITTEE RESPONSIBILITIES AND AUTHORITY

         o Evaluate the current composition, organization and governance of the Board of Directors and its committees, determine future requirements and make recommendations to the Board of Directors for approval.

         o Determine on an annual basis desired Board of Director qualifications, expertise and characteristics and conduct searches for potential Board of Director members with corresponding attributes. Evaluate and propose nominees for election to the Board of Directors. In performing these tasks the Nominating Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates.

         o Oversee the Board of Directors performance evaluation process including conducting surveys of director observations, suggestions and preferences.

         o    Form and delegate authority to subcommittees when appropriate.

         o Evaluate and make recommendations to the Board of Directors concerning the appointment of directors to Board of Directors committees, the selection of Board of Directors committee chairs, and proposal of the Board of Directors slate for election.

         o Consider shareholder nominees for election to the Board of Directors.

         o Evaluate and recommend termination of membership of individual directors in accordance with the Board of Director's governance principles, for cause or for other appropriate reasons.

         o Conduct an annual review on succession planning, report its findings and recommendations to the Board of Directors, and work with the Board of Directors in evaluating potential successors to executive management positions.

         o Coordinate and approve Board of Directors and committee meeting schedules.

         o    Make regular reports to the Board of Directors.

         o Review and re-examine this Charter annually and make recommendations to the Board Directors for any proposed changes.

         o    Annually review and evaluate its own performance.

         o In performing its responsibilities, the Nominating Committee shall have the authority to obtain advice, reports or opinions from internal or external counsel and expert advisors.

                                                                      APPENDIX D

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                               EMRISE CORPORATION
                             A DELAWARE CORPORATION

         The undersigned, Randolph D. Foote, hereby certifies that:

         ONE: He is the duly elected and acting Chief Financial Officer and Secretary of EMRISE CORPORATION (hereinafter, the "corporation").

         TWO: The corporation's present name is EMRISE CORPORATION. The name under which the original certificate of incorporation of the corporation was filed with the Secretary of State of Delaware on July 14, 1989 is CXR CORP.

         THREE: This Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 245 and 242 of the General Corporation Law of the State of Delaware by the directors and stockholders of the corporation.

         FIVE: The certificate of incorporation of the corporation shall be amended and restated to read in full as follows:

                                    ARTICLE I

         The name of the corporation is EMRISE CORPORATION.

                                   ARTICLE II

         The address of the corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware. The name of the registered agent of the corporation at such location is The Corporation Trust Company.

                                   ARTICLE III

         The nature of the business or purposes to be conducted or promoted by the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV

         The corporation is authorized to issue one class of capital stock to be designated "Common Stock" and another class of capital stock to be designated "Preferred Stock." The total number of shares of Common Stock that the corporation is authorized to issue is one hundred fifty million (150,000,000), with a par value of $.0033 per share. The total number of shares of Preferred Stock that the corporation is authorized to issue is ten million (10,000,000), with a par value of $.01 per share.

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

         Except as otherwise provided by law, the shares of stock of the corporation, regardless of class, may be issued by the corporation from time to time in such amounts, for such consideration and for such corporate purposes as the board of directors may from time to time determine. A description of the different classes and series of the corporation's capital stock and a statement of the designations and the relative rights, preferences and limitations of the shares of each class and series of capital stock are as follows:

         COMMON STOCK. Except as otherwise provided by the General Corporation Law of the State of Delaware or in this Article IV (or in any certificate of designation establishing a series of Preferred Stock), the holders of Common Stock shall exclusively posses all voting power of the corporation. Each share of Common Stock shall be equal in all respects to every other share of Common Stock. Each holder of record of issued and outstanding Common Stock shall be entitled to one (1) vote on all matters for each share so held. Subject to the rights and preferences, if any, of the holders of Preferred Stock, each issued and outstanding share of Common Stock shall entitle the record holder thereof to receive dividends and distributions out of funds legally available therefor, when, as and if declared by the board of directors, in such amounts and at such times, if any, as the board of directors shall determine, ratably in proportion to the number of shares of Common Stock held by each such record holder. Upon any voluntary or involuntary liquidation, dissolution or winding up of the corporation, after there shall have been paid to or set aside for the holders of any class of capital stock having preference over the Common Stock in such circumstances the full preferential amounts to which they are respectively entitled, the holders of the Common Stock, and of any class or series of capital stock entitled to participate in whole or in part therewith as to the distribution of assets, shall be entitled, after payment or provision for the payment of all debts and liabilities of the corporation, to receive the remaining assets of the corporation available for distribution, in cash or in kind, ratably in proportion to the number of shares of Common Stock held by each such holder.

         PREFERRED STOCK. The board of directors is authorized by resolution or resolutions, from time to time adopted, to provide for the issuance of Preferred Stock in one or more series and to fix and state the voting powers, designations, preferences and relative participating, optional or other special rights of the shares of each series and the qualifications, limitations and restrictions thereof, including, but not limited to, determination of one or more of the following:

         (i) the distinctive designations of each such series and the number of shares which shall constitute such series, which number may be increased (except where otherwise provided by the board of directors in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by the board of directors;

         (ii) the annual rate or amount of dividends payable on shares of such series, whether such dividends shall be cumulative or non-cumulative, the conditions upon which and the dates when such dividends shall be payable, the date from which dividends on cumulative series shall accrue and be cumulative on all shares of such series issued prior to the payment date for the first dividend of such series, the relative rights of priority, if any, of payment of dividends on the shares of that series, and the participating or other special rights, if any, with respect to such dividends;

         (iii) whether such series will have any voting rights in addition to those prescribed by law and, if so, the terms and conditions of the exercise of such voting rights;

         (iv) whether the shares of such series will be redeemable or callable and, if so, the prices at which, and the terms and conditions on which, such shares may be redeemed or called, which prices may vary under different conditions and at different redemption or call dates;

         (v) the amount or amounts payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of such series;

         (vi) whether the shares of such series shall be entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and if so entitled, the amount of such fund and the manner of its application, including the price or prices at which such shares may be redeemed or purchased through the application of such fund;

         (vii) whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of capital stock of the corporation, and if so convertible or exchangeable, the conversion price or prices, or the rate or rates of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms of such conversion or exchange;

         (viii) whether the shares of such series that are redeemed or converted shall have the status of authorized but unissued shares of Preferred Stock and whether such shares may be reissued as shares of the same or any other series of stock;

         (ix) the conditions and restrictions, if any, on the payment of dividends or on the making of other distributions on, or the purchase, redemption or other acquisition by the corporation, or any subsidiary thereof, of, the Common Stock or any other class (or other series of the same class) ranking junior to the shares of such series as to dividends or upon liquidation, dissolution or winding up of the corporation; and

         (x) the conditions and restrictions, if any, on the creation of indebtedness of the corporation, or any subsidiary thereof, or on the issue of any additional stock ranking on parity with or prior to the shares of such series as to dividends or upon liquidation, dissolution or winding up of the corporation.

         All shares within each series of Preferred Stock shall be alike in every particular, except with respect to the dates from which dividends, if any, shall commence to accrue.

                                    ARTICLE V

         The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, and to merge, sell its assets and take other corporate action to the extent and in the manner now or hereafter permitted or prescribed by law, and all rights conferred upon the stockholders herein are granted pursuant to this reservation.

                                   ARTICLE VI

         The corporation shall, to the fullest extent to which it is empowered to do so and under the circumstances permitted by the General Corporation Law of the State of Delaware or any other applicable laws, as they may from time to time be in effect, indemnify any person who was made or is threatened to be made party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the specific request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan), against all expenses (including attorneys' fees), judgments, fines and amounts incurred by him or her in connection with such action, suit or proceeding, and may take such steps as may be deemed appropriate by the board of directors, including purchasing and maintain insurance, entering into contracts (including, without limitation, contracts of indemnification between the corporation and its directors and officers), creating a trust fund, granting security interests or using other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect such indemnification.

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                                   ARTICLE VII

         To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or as it may hereafter by amended, a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, that in no event will the liability of any director of this corporation be eliminated or otherwise limited (i) for any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the General Corporation Law of the State of Delaware; or (iv) for any transaction from which the director derived any improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

         Any repeal or modification of the foregoing paragraph, or the adoption of any provision of this certificate of incorporation inconsistent with the foregoing paragraph, shall not eliminate, reduce or otherwise adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification in respect of any matter occurring, or any cause of action, suit or proceeding that, but for the foregoing paragraph, would accrue or arise, prior to such repeal, modification or adoption of an inconsistent provision.

                                  ARTICLE VIII

         The number of directors that constitute the whole board of directors shall be fixed exclusively by one or more resolutions adopted from time to time by the board of directors in accordance with the bylaws of the corporation. The board of directors shall be divided into three classes designated as Class I, Class II and Class III, respectively, which classes shall be as nearly equal in number as the then total number of directors constituting the entire board of directors permits. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the board of directors.

         At the 2005 annual meeting of stockholders, the term of office of the Class III directors shall expire and Class III directors shall be elected for a full term of three years. At the 2006 annual meeting of stockholders, the term of office of the Class I directors shall expire and Class I directors shall be elected for a full term of three years. At the 2007 annual meeting of stockholders, the term of office of the Class II directors shall expire and Class II directors shall be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors shall be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting.

         Except as otherwise required by the General Corporation Law of the State of Delaware, (i) newly created directorships resulting from any increase in the number of directors and any vacancies on the board of directors resulting from death, resignation, disqualification, removal or other cause may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the board of directors, or by a sole remaining director; (ii) any director elected in accordance with the preceding clause (i) shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified; and (iii) no decrease in the number of directors constituting the board of directors shall shorten the term of any incumbent director.

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

         The manner by which a director of the corporation may be removed from office shall be as provided in the bylaws of the corporation. Notwithstanding any other provisions of this certificate of incorporation or the bylaws of the corporation (and notwithstanding the fact that some lesser percentage may be specified by law, this certificate of incorporation or the bylaws of the corporation), any director, or the entire board of directors of the corporation, may be removed at any time, but only for cause.

         The provisions set forth in this Article VIII may not be repealed or amended in any respect, unless such action is approved by the affirmative vote of the holders of not less than sixty-seven percent (67%) of the outstanding shares of Common Stock of the corporation.

                                   ARTICLE IX

         Any action required or permitted to be taken by the stockholders of the corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by a consent in writing by any such holders. This Article IX may not be repealed or amended in any respect, unless such action is approved by the affirmative vote of the holders of not less than sixty-seven percent (67%) of the outstanding shares of Common Stock of the corporation.

                                    ARTICLE X

         The corporation is to have perpetual existence.

                                   ARTICLE XI

         Meetings of the stockholders of the corporation may be held within or without the State of Delaware, as the bylaws may provide. The books of the corporation may be kept (subject to any provision contained in the bylaws) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the bylaws of the corporation.

                                   ARTICLE XII

         In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter, amend or repeal the bylaws of the corporation unless and to the extent the General Corporation Law of the State of Delaware shall provide otherwise.

         Advance notice of new business and stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the bylaws of the corporation. Elections of directors need not be by written ballot unless the bylaws of the corporation shall so provide.

         IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Incorporation on this _____ day of October, 2004.

                                  EMRISE CORPORATION

                                  By:
                                      ------------------------------------------
                                      Randolph D. Foote, Chief Financial Officer
                                      and Secretary

                                                                      APPENDIX E

             ARTICLE FOURTH OF EXISTING CERTIFICATE OF INCORPORATION


             FOURTH: The aggregate number of shares of all classes of capital stock which the Company has the authority to issue is sixty million (60,000,000), which is divided into two classes as follows:

                  Fifty Million (50,000,000) shares of Common Stock ("Common
             Stock") with a par value of 1/3 cent per share, and

                  Ten Million (10,000,000) shares of Preferred Stock
             ("Preferred Stock") with a par value of $.01 per share.

             The designations, voting powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of the Preferred Stock is as follows:

             (1)  Issuance in Series.

                  Shares of Preferred Stock may be issued in one or more
             series at such time or times, and for such considerations as the Board of Directors may determine. All shares of any one series of Preferred Stock will be identical with each other in all respects, except that shares of one series issued at different times may differ as to dates from which dividends thereon may be cumulative. All series will rank equally and be identical in all respects, except as permitted by the following provisions of paragraph 2 of this Article FOURTH.

             (2)  Authority of the Board with Respect to Series.

                  The Board of Directors is authorized, at any time and from time to time, to provide for the issuance of the shares of Preferred Stock in one or more series with such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as are stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, and as are not stated and expressed in this Certificate of Incorporation or any amendment hereto including, but not limited to, determination of any of the following:

                       (i) The number of shares constituting that series and the distinctive designation of that series;

                       (ii) The dividend rate or rates on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, the payment date or dates for dividends and the relative rights of priority, if any, of payment of dividends on shares of that series;

                       (iii) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

                       (iv) Whether that series shall have conversion privileges and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

                       (v) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

                       (vi) Whether that series shall have a sinking or retirement fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking or retirement fund;

                       (vii) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Company, and the relative rights of priority, if any, of payment of shares of that series;

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

                       (viii) Any other preferences, privileges and powers, and
             relative participating, optional or other special rights, and qualifications, limitations or restrictions of a series, as the Board of Directors may deem advisable and are not inconsistent with the provisions of this Certificate of Incorporation.

             (3)  Dividends.

                  Dividends on outstanding shares of Preferred Stock shall be paid or declared and set apart for payment in accordance with their respective preferential and relative rights before any dividends shall be paid or declared and set apart for payment on the outstanding shares of Common Stock with respect to the same dividend period.

             (4)  Liquidation.

                  If upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, the assets available for distribution to holders of shares of Preferred Stock of all series shall be insufficient to pay such holders the full preferential amount to which they are entitled, then such assets shall be distributed ratably among the shares of all series of Preferred Stock in accordance with the respective preferential and relative amounts (including unpaid cumulative dividends, if any) payable with respect thereto.

             (5)  Reacquired Shares.

                  Shares of Preferred Stock which have been issued and
             reacquired in any manner by the Company (excluding, until the Company elects to retire them, shares which are held as treasury shares but including shares redeemed, shares purchased and retired, and shares which have been converted into shares of Common Stock) will have the status of authorized and unissued shares of Preferred Stock and may be reissued.

             (6)  Voting Rights.

                  Shares of Preferred Stock shall each have the number of votes provided in the resolution or resolutions of the Board of Directors creating any series of Preferred Stock, or as otherwise required by law. Unless and except to the extent otherwise required by law or provided in the resolution or resolutions of the Board of Directors creating any series of Preferred Stock, the holders of the Preferred Stock shall have no voting power with respect to any matter whatsoever.


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                                                                      APPENDIX F

             ARTICLE EIGHTH OF EXISTING CERTIFICATE OF INCORPORATION

         EIGHTH: (a) Classification of Board of Directors. The Board of Directors shall be divided into three classes, as nearly equal in number as the then total number of directors constituting the entire Board of Directors permits with the term of office of one class expiring each year. At the annual meeting of stockholders in 1990 directors of the first class shall elected to hold office for a term expiring at the next succeeding annual meeting, directors of the second class shall be elected to hold office for a term expiring at the second succeeding annual meeting and directors of the third class shall be elected to hold office for a term expiring at the third succeeding annual meeting. Any vacancies in the Board of Directors for any reason, and any directorships resulting from any increase in the number of directors, may be filled only by the Board of Directors, acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected and qualified.

         (b) Removal for Cause. Notwithstanding any other provisions of this Certificate of Incorporation or the Bylaws of the Corporation (and notwithstanding the fact that some lesser percentage may be specified by law, this Certificate of Incorporation or the Bylaws of the Corporation), any director, or the entire Board of Directors of the Corporation may be removed at any time, but only for cause.

         (c) Amendment or Repeal. The provisions set forth in this Article Eighth may not be repealed or amended in any respect, unless such action is approved by the affirmative vote of the holders of not less than 67 percent of the outstanding shares of Common Stock of the Corporation.

                                                                      APPENDIX G

                           AMENDED AND RESTATED BYLAWS
                                       OF
                               EMRISE CORPORATION
                             a Delaware corporation

                                    PREAMBLE

         These bylaws are subject to, and governed by, the General Corporation Law of the State of Delaware (the "Delaware General Corporation Law") and the certificate of incorporation, as it may be amended from time to time, of EMRISE CORPORATION, a Delaware corporation (the "Corporation"). In the event of a direct conflict between the provisions of these bylaws and the mandatory provisions of the Delaware General Corporation Law or the provisions of the certificate of incorporation, such provisions of the Delaware General Corporation Law or the certificate of incorporation of the Corporation, as the case may be, will be controlling.

                                   ARTICLE I
                                CORPORATE OFFICES

         1.1 REGISTERED OFFICE

         The registered office of the Corporation shall be at Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware. The name of the registered agent of the Corporation at such location is The Corporation Trust Company. The registered office of the Corporation may be changed from time to time by the board of directors in the manner provided by law and need not be identical to the principal place of business of the Corporation.

         1.2 OTHER OFFICES

         The Corporation may also maintain or establish an office or offices at such other place or places, within or without the State of Delaware, as the board of directors may from time to time determine by resolution.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

         2.1 PLACE OF MEETINGS

         Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the board of directors. The board of directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law. In the absence of any such designation, meetings of stockholders shall be held at the principal office of the Corporation.

         2.2 ANNUAL MEETING

         The annual meeting of the stockholders shall be held each year at such place within or without the State of Delaware and on a date and at a time as may be designated from time to time by the board of directors, for the purpose of electing directors and for the transaction of any and all such other business as may properly be brought before the meeting. Any and all business of any nature or character whatsoever may be transacted, and action may be taken thereon, at any annual meeting, except as otherwise provided by law or by these bylaws.

         2.3 SPECIAL MEETING

         Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by law, may be called by the board of directors, the chairman of the board, the chief executive officer or president (in the absence of a chief executive officer), and shall be called by the secretary of the Corporation at the request in writing by holders of not less than 10% of the total voting power of all outstanding securities of the Corporation then entitled to vote. Each special meeting of stockholders shall be held, respectively, at any place within or without the State of Delaware as determined by the board of directors, or as designated in a waiver of notice signed by all of the stockholders then entitled to vote.

         If a special meeting is called by any person or persons other than the board of directors, the chairman of the board, the chief executive officer or the president, then the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the secretary of the Corporation. The secretary shall cause notice to be promptly given to the stockholders entitled to vote, in accordance with the provisions of Sections 2.4 and 2.5 of these bylaws, that a meeting will be held at the time requested by the person or persons calling the meeting. No business may be transacted as such special meeting other than the business specified in such notice to stockholders. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the board of directors may be held.

         2.4 NOTICE OF MEETINGS OF STOCKHOLDERS

         All notices of meetings with stockholders shall be in writing and shall be sent or otherwise given in accordance with Section 2.5 or Article IX of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, date, and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

         2.5 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE

         Written notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation or, if electronically transmitted, as provided in Article IX of these bylaws. An affidavit of the secretary or an assistant secretary or of the transfer agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

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

         2.6 QUORUM

         The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except where otherwise provided by statute, the certificate of incorporation or these bylaws. Any shares, the voting of which at such meeting has been enjoined, or which for any reason cannot be lawfully voted at such meeting, shall not be counted to determine a quorum at such meeting. Any meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law, the certificate of incorporation or these bylaws, all action taken by holders of a majority of the voting power represented at any meeting at which a quorum is present shall be valid and binding upon the corporation.

         2.7 ADJOURNED MEETING; NOTICE

         If a quorum is not present or represented at any meeting of the stockholders, then either (i) the chairperson of the meeting or (ii) the stockholders holding a majority of the shares represented thereat in person or by proxy shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. When a meeting is adjourned to another time or place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place if any thereof, and the means of remote communications if any by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business.

         2.8 VOTING

         The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to the provisions of Section 217 of the Delaware General Corporation Law (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 of the Delaware General Corporation Law (relating to voting trusts and other voting agreements).

         Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

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

         2.9 WAIVER OF NOTICE

         Whenever notice is required to be given under any provision of the Delaware General Corporation Law or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

         2.10 STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING

         Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken and bearing the dates of signature of the stockholders who signed the consent or consents, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

         Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation as provided in Section 228 of the Delaware General Corporation Law. In the event that the action which is consented to is such as would have required the filing of a certificate under any provision of the Delaware General Corporation Law, if such action had been voted on by stockholders at a meeting thereof, the certificate filed under such provision shall state, in lieu of any statement required by such provision concerning any vote of stockholders, that written consent has been given in accordance with Section 228 of the Delaware General Corporation Law. Any action taken pursuant to such written consent or consents of the stockholders shall have the same force and effect as if taken by the stockholders at a meeting thereof.

         2.11 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS

         In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than ten (10) days after the date upon which the resolution fixing the record date for a written consent is adopted by the board of directors, nor more than sixty (60) days prior to any other action.

         If the board of directors does not so fix a record date:

         (i) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

         (ii) The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the board of directors is necessary, shall be the day on which the first written consent is delivered to the Corporation as provided in Section 213(b) of the Delaware General Corporation Law.

         (iii) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

         A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

         2.12 PROXIES

         Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the Delaware General Corporation Law.

         2.13 LIST OF STOCKHOLDERS ENTITLED TO VOTE

         The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting; or (ii) during ordinary business hours, at the Corporation's principal executive office; or (iii) if not so specified, at the place where the meeting is to be held. In the event the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

         2.14 NOMINATIONS AND PROPOSALS

         Nominations of persons for election to the board of directors of the Corporation and the proposal of business to be considered by the stockholders may be made at any meeting of stockholders only (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the board of directors or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in these bylaws, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.14; provided that stockholder nominations of persons for election to the board of directors of the Corporation at a special meeting may only be made if the board of directors has determined that directors are to be elected at the special meeting.

         For nominations or other business to be properly brought before a meeting of stockholders by a stockholder pursuant to clause (c) of the preceding sentence, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice must be delivered to the secretary of the Corporation not later than: (A) in the case of an annual meeting, the close of business on the forty-fifth (45th) day before the first anniversary of the date on which the Corporation first mailed its proxy materials for the prior year's annual meeting of stockholders; provided, however, that if the date of the meeting has changed more than thirty (30) days from the date of the prior year's meeting, then in order for the stockholder's notice to be timely it must be delivered to the secretary of the Corporation a reasonable time before the Corporation mails its proxy materials for the current year's meeting; provided further, that for purposes of the preceding sentence, a "reasonable time" shall conclusively be deemed to coincide with any adjusted deadline publicly announced by the Corporation pursuant to Rule 14a-5(f) or otherwise; and (B) in the case of a special meeting, the close of business on the seventh (7th) day following the day on which public announcement is first made of the date of the special meeting. In no event shall the public announcement of an adjournment of a meeting of stockholders commence a new time period for the giving of a stockholder's notice as described above.

         Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities

Exchange Act of 1934, as amended (or any successor thereto, "Exchange Act") and Rule 14a-11 thereunder (or any successor thereto) (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws of the Corporation, the language of the proposed amendment); and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, (ii) the class and number of shares of the Corporation that are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (iv) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group that intends (X) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (Y) otherwise to solicit proxies from stockholders in support of such proposal or nomination.

         The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation. Notwithstanding any provision of these bylaws to the contrary, no business shall be conducted at a meeting of stockholders except in accordance with the procedures set forth in this Section 2.14.

         For purposes of this Section 2.14, "public announcement" shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press, Reuters, Market Wire or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

         Notwithstanding the foregoing provisions of this Section 2.14, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.14. Nothing in this Section 2.14 shall be deemed to affect any rights (1) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act, if applicable to the Corporation, or (2) of the holders of any series of preferred stock to elect directors pursuant to any applicable provisions of the certificate of incorporation.

         Except as otherwise provided by law, the chairperson of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.14 and, if any proposed nomination or business was not made or proposed in compliance with this
Section 2.14, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted.

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                                  ARTICLE III
                                    DIRECTORS

         3.1 POWERS

         Subject to the provisions of the Delaware General Corporation Law and any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the board of directors.

         3.2 NUMBER OF DIRECTORS

         The authorized number of directors of the Corporation shall be four (4) until changed by resolution of the board of directors. No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

         3.3 ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

         The board of directors shall be divided into three classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the board of directors and shall be elected as described in the certificate of incorporation.

         All elections of directors shall be by written ballot, unless otherwise provided in the certificate of incorporation. If authorized by the board of directors, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must be either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder.

         Notwithstanding the foregoing provisions of this Section 3.3, each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation or removal. No decrease in the number of directors constituting the board of directors shall shorten the term of any incumbent director.

         3.4 RESIGNATION AND VACANCIES

         Any director may resign at any time upon notice given in writing or by electronic transmission to the secretary of the Corporation. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this Section in the filling of other vacancies.

         Any vacancies on the board of directors resulting from death, resignation, disqualification, removal, newly created directorships or other causes shall, except as otherwise provided by the Delaware General Corporation Law or by the certificate of incorporation, be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less

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

than a quorum of the board of directors, or by a sole remaining director, and not by the stockholders. Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified.

         3.5 PLACE OF MEETINGS; MEETINGS BY TELEPHONE

         The board of directors of the Corporation may hold meetings, both regular and special, either within or outside the State of Delaware.

         Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the board of directors, or any committee designated by the board of directors, may participate in a meeting of the board of directors, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

         3.6 REGULAR MEETINGS

         Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by resolution of the board.

         3.7 SPECIAL MEETINGS; NOTICE

         Special meetings of the board of directors may be called by the chairman of the board or the chief executive officer or the president or the secretary or by any two directors. Notice of the time and place of special meetings shall be delivered either personally by hand, by courier or by telephone, sent by United States first-class mail, postage prepaid, sent by facsimile or sent by electronic mail, directed to each director at that director's address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the Corporation's records.

         If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation's principal executive office) nor the purpose of the meeting. It shall not be necessary that the same method of giving notice be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

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

         3.8 QUORUM

         At all meetings of the board of directors, a majority of the authorized number of directors shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum is not present at any meeting of the board of directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

         3.9 WAIVER OF NOTICE

         Whenever notice is required to be given under any provision of the Delaware General Corporation Law or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.

         3.10 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

         Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the board of directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

         3.11 FEES AND COMPENSATION OF DIRECTORS

         Unless otherwise restricted by the certificate of incorporation or these bylaws, the board of directors shall have the authority to fix the compensation of directors.

         3.12 APPROVAL OF LOANS TO OFFICERS OR EMPLOYEES

         The Corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the Corporation or of its subsidiary, including any officer or employee who is a director of the Corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the Corporation and is not prohibited by applicable laws, rules or regulations. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the board of directors shall approve, including, without limitation, a pledge of shares of stock of the Corporation.

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

         3.13 REMOVAL OF DIRECTORS

         Notwithstanding any other provisions of the Corporation's certificate of incorporation, or these bylaws (and notwithstanding the fact that some lesser percentage may be specified by the Delaware General Corporation Law, the certificate of incorporation or these bylaws, any director, or the entire board of directors of the Corporation may be removed at any time, but only for cause. The removal shall be accomplished by the affirmative vote, at a special meeting of stockholders called for that purpose in the manner provided in these bylaws, of the holders of at least a majority of the outstanding shares entitled to vote at an election for directors.

                                   ARTICLE IV
                                   COMMITTEES

         4.1 COMMITTEES OF DIRECTORS

         The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, with each committee to consist of one or more of the directors of the Corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors or in the bylaws of the Corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) amend the certificate of incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) of the Delaware General Corporation Law, fix any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation), (ii) approve or adopt, or recommend to the stockholders, any matter expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval, (iii) adopt, amend or repeal any bylaw of the Corporation, or (iv) declare any dividend.

         The board of directors may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The board of directors may at any time and for any reason remove any individual committee member or fill any committee vacancy created by death, resignation, removal or increase in the number of members of a committee.

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         4.2 COMMITTEE MINUTES

         Each committee shall keep regular minutes of its meetings and report the same to the board of directors when required.

         4.3 MEETINGS AND ACTION OF COMMITTEES

         Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws, Section
3.5 (place of meetings and meetings by telephone), Section 3.6 (regular meetings), Section 3.7 (special meetings and notice), Section 3.8 (quorum),
Section 3.9 (waiver of notice), Section 3.10 (adjournment and notice of adjournment), and Section 3.11 (action without a meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the board of directors and its members; provided, however, that the time of regular meetings of committees and special meetings of committees may also be called by resolution of the board of directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The board of directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

         4.4 ADVISORY COMMITTEES

         The board of directors may, by resolution passed by a majority of the whole board, designate one or more advisory committees, with each committee to consist of one or more of the directors of the Corporation or any other such persons as the board may appoint. The board may designate one or more persons as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Members who are not board members shall not have the responsibilities or obligations of board members nor be deemed directors of the Corporation for any purpose.

                                   ARTICLE V
                                    OFFICERS

         5.1 OFFICERS

         The officers of the Corporation shall be a chief executive officer, a secretary, and a chief financial officer. The Corporation may also have, at the discretion of the board of directors, a chairman of the board, a vice chairman of the board, a treasurer, one or more presidents, one or more vice presidents, one or more assistant vice presidents, assistant secretaries, assistant treasurers, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

         5.2 APPOINTMENT OF OFFICERS

         The board of directors shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 or 5.5 of these bylaws, subject to the rights, if any, of an officer under any contract of employment.

         5.3 SUBORDINATE OFFICERS

         The board of directors may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, one or more presidents, to appoint, such other officers and agents as the business of the Corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the board of directors may from time to time determine.

         5.4 REMOVAL AND RESIGNATION OF OFFICERS

         Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the board of directors at any regular or special meeting of the board or, except in the case of an officer chosen by the board, by any officer upon whom such power of removal may be conferred by the board of directors.

         Any officer may resign at any time by giving written notice to the board of directors, president or secretary of the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

         5.5 VACANCIES IN OFFICES

         Any vacancy occurring in any office of the Corporation shall be filled by the board of directors or as provided in Section 5.2.

         5.6 CHAIRMAN OF THE BOARD

         The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the board of directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the board of directors or as may be prescribed by these bylaws. If there is no chief executive officer or president, then the chairman of the board shall also be the chief executive officer of the Corporation and shall have the powers and duties prescribed in Section 5.7 of these bylaws.

         5.7 CHIEF EXECUTIVE OFFICER

         Subject to such supervisory powers, if any, as may be given by the board of directors to the chairman of the board, if there be such an officer, the chief executive officer of the Corporation shall, subject to the control of the board of directors, have general supervision, direction, and control of the business and affairs of the Corporation and shall report directly to the board of directors. All other officers, officials, employees and agents shall report directly or indirectly to the chief executive officer. The chief executive officer shall see that all orders and resolutions of the board of directors are carried into effect. He shall serve as the chairperson and preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the board of directors. He shall have the general powers and duties of management usually vested in the chief executive officer of a Corporation, and shall have such other powers and duties as may be prescribed by the board of directors or these bylaws.

         5.8 PRESIDENT

         The president may assume and perform the duties of the chief executive officer in the absence or disability of the chief executive officer or whenever the office of the chief executive officer is vacant. When acting as the chief executive officer, a president shall have all the powers of, and be subject to all the restrictions upon, the chief executive officer. The president of the Corporation shall exercise and perform such powers and duties as may from time to time be assigned to him by the board of directors, the chairman of the board, the chief executive officer or as may be prescribed by these bylaws. The president shall have authority to execute in the name of the Corporation bonds, contracts, deeds, leases and other written instruments to be executed by the Corporation. In the absence or nonexistence of the chairman of the board and chief executive officer, he shall preside at all meetings of the stockholders and, in the absence or nonexistence of a Chairman of the board of directors and chief executive officer, at all meetings of the board of directors and shall perform such other duties as the board of directors may from time to time determine.

         5.9 VICE PRESIDENTS

         In the absence or disability of the chief executive officer and any president, the vice presidents, if any, in order of their rank as fixed by the board of directors or, if not ranked, a vice president designated by the board of directors, shall perform all the duties of a president and when so acting shall have all the powers of, and be subject to all the restrictions upon, a president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors, these bylaws, the chairman of the board, the chief executive officer or, in the absence of a chief executive officer, one or more of the presidents.

         5.10 SECRETARY

         The secretary shall keep or cause to be kept, at the principal executive office of the Corporation or such other place as the board of directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at meetings of the board of directors or committees, the number of shares present or represented at meetings of stockholders, and the proceedings thereof.

         The secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation's transfer agent or registrar, as determined by resolution of the board of directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

         The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the board of directors required to be given by law or by these bylaws. He or she shall keep the seal of the Corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the board of directors or by these bylaws.

         5.11 CHIEF FINANCIAL OFFICER

         The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

         The chief financial officer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositories as the board of directors may designate. The chief financial officer shall disburse the funds of the Corporation as may be ordered by the board of directors, shall render to the chief executive officer or, in the absence of a chief executive officer, any president and directors, whenever they request it, an account of all his or her transactions as chief financial officer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws. The chief financial officer may be the treasurer of the Corporation.

         5.12 TREASURER

         The treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

         The treasurer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositories as the board of directors may designate. The treasurer shall disburse the funds of the Corporation as may be ordered by the board of directors, shall render to the chief executive officer or, in the absence of a chief executive officer, any president and directors, whenever they request it, an account of all his or her transactions as treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these bylaws.

         5.13 ASSISTANT SECRETARY

         The assistant secretary, or, if there is more than one, the assistant secretaries in the order determined by the stockholders or board of directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as the board of directors or the stockholders may from time to time prescribe.

         5.14 ASSISTANT TREASURER

         The assistant treasurer, or, if there is more than one, the assistant treasurers, in the order determined by the stockholders or board of directors (or if there be no such determination, then in the order of their election), shall, in the absence of the treasurer or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the board of directors or the stockholders may from time to time prescribe.

         5.15 AUTHORITY AND DUTIES OF OFFICERS

         In addition to the foregoing authority and duties, all officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the board of directors or the stockholders.

                                   ARTICLE VI
                                    INDEMNITY

         6.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS

         The Corporation shall, to the fullest extent and in the manner permitted by the Delaware General Corporation Law as it presently exists or may hereafter be amended, indemnify and hold harmless each of its directors and officers who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal or administrative or investigative (a "proceeding") by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, non-profit entity or other enterprise, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such action, suit, or proceeding. The Corporation shall be required to indemnify a person in connection with a proceeding initiated by such person only if the proceeding was authorized by the board of directors of the Corporation.

         6.2 INDEMNIFICATION OF OTHERS

         The Corporation shall have the power, to the fullest extent and in the manner permitted by the Delaware General Corporation Law as it presently exists or may hereafter be amended, to indemnify and hold harmless, each of its employees and agents who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal or administrative or investigative (a "proceeding") by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an employee or agent of the Corporation or is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust, non-profit entity or other enterprise, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such action, suit, or proceeding.

         6.3 INSURANCE

         The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation or its subsidiaries as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of the Delaware General Corporation Law.

         6.4 EXPENSES

         The Corporation shall pay the expenses incurred by any officer or director of the Corporation, and may pay the expenses incurred by any employee or agent of the Corporation, in defending any proceeding in advance of its final disposition; provided, however, that the payment of expenses incurred by a person in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the person to repay all amounts advanced if it should ultimately be determined that he is not entitled to be indemnified by the Corporation under this Article VI or otherwise. Such expenses incurred by other employees and agents described in Section 6.2 of this Article VI may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

         6.5 OTHER INDEMNIFICATION

         The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office. However, the Corporation's obligation, if any, to indemnify a person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, non-profit entity or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, non-profit entity or other enterprise.

         6.6 AMENDMENT OR REPEAL

         Any repeal or modification of the foregoing provisions of this Article VI shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

         6.7 MERGER OR CONSOLIDATION

         For purposes of this Article VI, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, non-profit entity or other enterprise, shall stand in the same position under this Article VI with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

         6.8 SEVERABILITY

         The invalidity or unenforceability of any provision of this Article VI shall not affect the validity or enforceability of the remaining provisions of this Article VI.

                                  ARTICLE VII
                               RECORDS AND REPORTS

         7.1 MAINTENANCE AND INSPECTION OF RECORDS

         The Corporation shall, either at its principal executive office or at such place or places as designated by the board of directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each shareholder, a copy of these bylaws as amended to date, accounting books, and other records.

         Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in Delaware or at its principal executive office.

         7.2 INSPECTION BY DIRECTORS

         Any director shall have the right to examine the Corporation's stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court of Chancery may summarily order the Corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court of Chancery may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

         7.3 REPRESENTATION OF SHARES OF OTHER CORPORATIONS

         The chairman of the board, the chief executive officer, the chief financial officer or any other person authorized by the board of directors or the chief executive officer, is authorized to vote, represent, and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

                                  ARTICLE VIII
                                 GENERAL MATTERS

         8.1 CHECKS

         From time to time, the board of directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the Corporation, and only the persons so authorized shall sign or endorse those instruments.

         8.2 EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

         The board of directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the board of directors or within the agency power of an officer, agent or employee, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

         8.3 STOCK CERTIFICATES; PARTLY PAID SHARES

         The shares of the Corporation shall be represented by certificates, provided that the board of directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairman or vice chairman of the board of directors, or a president or vice president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

         The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

         8.4 SPECIAL DESIGNATION ON CERTIFICATES

         If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the Delaware General Corporation Law, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

         8.5 LOST CERTIFICATES

         Except as provided in this Section 8.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and canceled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

         8.6 CONSTRUCTION; DEFINITIONS

         Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Delaware General Corporation Law shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

         8.7 DIVIDENDS

         The directors of the Corporation, subject to any restrictions contained in either the Delaware General Corporation Law or the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation's capital stock.

         The directors of the Corporation may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

         8.8 FISCAL YEAR

         The fiscal year of the Corporation shall end on December 31 of each year until changed by the board of directors.

         8.9 SEAL

         The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the board of directors. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

         8.10 TRANSFER OF STOCK

         Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

         8.11 STOCK TRANSFER AGREEMENTS

         The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the Delaware General Corporation Law.

         8.12 REGISTERED STOCKHOLDERS

         The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                                   ARTICLE IX
                        NOTICE BY ELECTRONIC TRANSMISSION

         Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the Delaware General Corporation Law, the certificate of incorporation or these bylaws, any notice to stockholders given by the Corporation under any provision of the Delaware General Corporation Law, the certificate of incorporation or these bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if: (i) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent; and (ii) such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice. However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

         Any notice given pursuant to the preceding paragraph shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consent to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of
(A) such posting and (B) the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein. Notice by a form of electronic transmission shall not apply to Sections 164, 296, 311, 312 or 324 of the Delaware General Corporation Law.

         An "electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

                                   ARTICLE X
                                   AMENDMENTS

         These bylaws may be amended, altered or repealed, and new bylaws may be adopted, by the stockholders entitled to vote. However, the Corporation may, in its certificate of incorporation, confer the power to adopt, amend, alter or repeal bylaws upon the board of directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend, alter or repeal bylaws.

                             CERTIFICATE OF SECRETARY

                                       OF

                               EMRISE CORPORATION,
                            (a Delaware corporation)

         I hereby certify that I am the duly elected and acting secretary of Emrise Corporation, a Delaware corporation, and that the foregoing Amended and Restated Bylaws, comprising 23 pages, including this page, constitute the Amended and Restated Bylaws of the Corporation as duly adopted by the board of directors thereof by action taken without a meeting as of September 1, 2004.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of September, 2004.

                                          /s/ Randolph D. Foote
                                          -----------------------------
                                          Randolph D. Foote, Secretary

                                                                      APPENDIX H

                               PROXY - EMRISE CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 19, 2004

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints Carmine T. Oliva and Randolph D. Foote, or either of them individually, as the attorney, agent and proxy holder of the undersigned, with the power to appoint his substitute, to represent and vote, as designated below, all shares of common stock of Emrise Corporation, a Delaware corporation (the "Company"), held of record by the undersigned at the close of business on September 10, 2004, at the 2004 annual meeting of stockholders to be held at the Company's headquarters located at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730 on October 19, 2004, at 10:00 a.m. local time, and at any and all adjournments and postponements thereof. The Company's board of directors recommends a vote FOR each of the proposals indicated herein.

         THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR THE PROPOSALS INDICATED AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER BUSINESS. ALL OTHER PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED IN CONNECTION WITH THE ACTIONS PROPOSED ON THIS PROXY CARD ARE HEREBY EXPRESSLY REVOKED. THIS PROXY CARD MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY ISSUANCE OF A SUBSEQUENT PROXY CARD OR BY VOTING AT THE ANNUAL MEETING IN PERSON. HOWEVER, A STOCKHOLDER WHO HOLDS SHARES THROUGH A BROKER OR OTHER NOMINEE MUST BRING A LEGAL PROXY TO THE MEETING IF THAT STOCKHOLDER DESIRES TO VOTE AT THE MEETING.

ANNUAL MEETING PROXY CARD

A.  ELECTION OF DIRECTORS

         1.   To elect a Class II director to serve a three-year term.

              01 - Laurence P. Finnegan, Jr.   [ ] FOR   [ ] WITHHOLD

                                      [ ] Mark this box with an X if you are
                                          planning to attend the Annual Meeting.

B.  Issues

The Board of Directors recommends a vote FOR the following proposals.

         2. To consider and vote upon a proposal to amend the Company's certificate of incorporation in order to increase the Company's authorized common stock from 50,000,000 shares to 150,000,000 shares and make clarifying changes.

              [ ]  FOR                [ ]   AGAINST            [ ]   ABSTAIN

         3. To consider and vote upon a proposal to amend the Company's certificate of incorporation in order to clarify the mechanics of the Company's classified board.

              [ ]  FOR                [ ]   AGAINST            [ ]   ABSTAIN

         4. To consider and vote upon a proposal to amend and restate the Company's certificate of incorporation in order to modernize and conform the Company's certificate of incorporation to current Delaware corporate law and practices.

              [ ]  FOR                [ ]   AGAINST            [ ]   ABSTAIN

         5. To consider and vote upon a proposal to ratify the amendment and restatement of the Company's bylaws.

              [ ]  FOR                [ ]   AGAINST            [ ]   ABSTAIN

         6. To consider and vote upon a proposal to ratify the selection of the Company's independent public accountants to audit the Company's consolidated financial statements for 2004.

              [ ]  FOR                [ ]   AGAINST            [ ]   ABSTAIN

C. AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please mark, date, sign and return this proxy card promptly in the enclosed envelope. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature     Signature 2 - Please keep signature
within the box                          within the box

[____________________________________]  [_____________________________________]

Date (mm/dd/yyyy):___/____/_______